Execution Copy

$150,000,000

Variable Funding Notes

INDENTURE

Dated as of February 24, 2005

GEHL FUNDING LLC,

Issuer

UBS REAL ESTATE SECURITIES INC.,

Noteholder

and

JPMORGAN CHASE BANK, NATIONAL ASSOCIATION,

Trustee

i

Exhibits

Exhibit A-1	Form of Variable Funding Note
Exhibit A-2	Form of Transferor Certification
Exhibit A-3	Form of Transferee Certification

        INDENTURE dated as of February 24, 2005, by and among GEHL FUNDING LLC, a Delaware limited liability company, as issuer (the “Issuer”), UBS REAL ESTATE SECURITIES INC., a Delaware corporation, as the initial Noteholder, and JPMORGAN CHASE BANK, NATIONAL ASSOCIATION, a national banking association, as trustee (the “Trustee”).

        Each party agrees as follows for the benefit of the other parties and for the benefit of each Holder of the Issuer’s Variable Funding Notes (the “Notes”):

        To secure the payment of principal of and interest on, and any other amounts owing in respect of the Note, and to secure compliance with this Indenture, the Issuer has agreed to pledge the Collateral (as defined below) as collateral to the Trustee for the benefit of the Secured Parties.

GRANTING CLAUSE

        The Issuer hereby Grants to the Trustee on the Closing Date, as Trustee for the benefit of the Secured Parties, all right, title and interest of the Issuer, whether now existing or hereafter arising, in and to the following;

        (a)        the Receivables listed in the Schedule of Receivables from time to time;

        (b)        all monies received under the Receivables on and after the related Cutoff Date, including without limitation all Net Liquidation Proceeds received with respect to the Receivables on and after the related Cutoff Date;

        (c)        the security interests in the Financed Equipment granted by Obligors and the Originator pursuant to the related Contracts and any other interest of the Issuer in such Financed Equipment;

        (d)        any proceeds from claims on any Receivables Insurance Policies or certificates relating to the Financed Equipment securing the Receivables or the Obligors thereunder;

        (e)        all proceeds from Dealer Recourse with respect to the Receivables;

        (f)        refunds from the costs of, and other amounts received in connection with, extended warranty contracts with respect to Financed Equipment securing the Receivables;

        (g)        the Receivable File related to each Receivable and all other documents that the Originator or the Servicer keeps on file in accordance with its customary procedures for originating or servicing the Receivables for Obligors of the Financed Equipment;

        (h)        all amounts and property from time to time held in or credited to the Lockbox Account (with respect to the Receivables), the Collection Account, the Note Distribution Account, the Cap Distribution Account and the Reserve Account (it being understood that title to the Lockbox Account is not conveyed hereunder);

        (i)        all property (including the right to receive future Net Liquidation Proceeds) that secures a Receivable that has been acquired by or on behalf of the Issuer pursuant to a liquidation of such Receivable;

        (i)        the Sale and Servicing Agreement, including a direct right to cause the Seller to purchase Receivables from the Issuer pursuant to the Sale and Servicing Agreement under the circumstances specified therein;

        (j)        the Purchase and Sale Agreement, including a direct right to cause the Originator to purchase Receivables from the Seller pursuant to the Purchase and Sale Agreement under the circumstances specified therein;

        (k)        any Hedge Agreements;

        (l)        the Note Purchase Agreement (to the extent of the Issuer’s rights against the Servicer); and

        (m)        all present and future claims, demands, causes and choses in action in respect of any or all of the foregoing and all payments on or under and all proceeds of every kind and nature whatsoever in respect of any or all of the foregoing, including all proceeds of the conversion, voluntary or involuntary, into cash or other liquid property, all cash proceeds, accounts, accounts receivable, notes, drafts, acceptances, chattel paper, checks, deposit accounts, insurance proceeds, rights to payment of any and every kind and other forms of obligations and receivables, instruments and other property which at any time constitute all or part of or are included in the proceeds of any of the foregoing (collectively, the property described in this Granting Clause, the “Collateral”).

        The foregoing Grant is made in trust to the Trustee, for the benefit of the Secured Parties, to secure the payment of principal of and interest on, and any other amounts owing in respect of the Note, to secure the Secured Obligations and to secure compliance with this Indenture. Without limiting the generality of the foregoing, it is understood that all of the representations and warranties made by Seller from time to time under the Sale and Servicing Agreement, and all of the Issuer’s rights and remedies in respect thereof, are pledged to the Trustee for the benefit of the Noteholders hereunder. The Trustee hereby acknowledges such Grant, accepts the trusts under this Indenture in accordance with the provisions of this Indenture and agrees to perform its duties as required in this Indenture. This Indenture shall constitute a security agreement for purposes of the UCC as in effect in the States of New York and Delaware.

ARTICLE I

DEFINITIONS AND INCORPORATION BY REFERENCE

        SECTION 1.1     Definitions. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to them in Annex A to the Sale and Servicing Agreement dated as of the Closing Date among the Issuer, the Seller, the Servicer, the Originator, the Backup Servicer, the Custodian and the Trustee, as the same may be amended or supplemented from time to time (the “Sale and Servicing Agreement”). Except as otherwise specified herein, any action hereunder or under the Notes requiring the consent, approval or acceptance of, or any direction by, the Noteholders shall require consent or direction, as applicable, of the Holders of at least a majority of the Outstanding Amount of the Notes.

        SECTION 1.2     Other Definitional Provisions.

        (i)     All terms defined in this Indenture shall have the defined meanings when used in any instrument governed hereby and in any certificate or other document made or delivered pursuant hereto unless otherwise defined therein.

        (ii)     Accounting terms used but not defined or partly defined in this Indenture, in any instrument governed hereby or in any certificate or other document made or delivered pursuant hereto, to the extent not defined, shall have the respective meanings given to them under GAAP or any such instrument, certificate or other document, as applicable. To the extent that the definitions of accounting terms in this Indenture or in any such instrument, certificate or other document are inconsistent with the meanings of such terms under GAAP, the definitions contained in this Indenture or in any such instrument, certificate or other document shall control.

        (iii)     The words “hereof,” “herein,” “hereunder” and words of similar import when used in this Indenture shall refer to this Indenture as a whole and not to any particular provision of this Indenture.

        (iv)     Section, Schedule and Exhibit references contained in this Indenture are references to Sections, Schedules and Exhibits in or to this Indenture unless otherwise specified; and the term “including” shall mean “including without limitation.”

        (v)     The definitions contained in this Indenture are applicable to the singular as well as the plural forms of such terms and to the masculine as well as to the feminine and neuter genders of such terms.

        (vi)     Any agreement, instrument or statute defined or referred to herein or in any instrument or certificate delivered in connection herewith means such agreement, instrument or statute as the same may from time to time be amended, modified or supplemented and includes (in the case of agreements or instruments) references to all attachments and instruments associated therewith; all references to a Person include its permitted successors and assigns.

ARTICLE II

THE NOTES

        SECTION 2.1     Form. Each Note, together with the Trustee’s certificate of authentication, shall be in substantially the form set forth in Exhibit A-1, with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may, consistently herewith, be determined by the officers executing such Note, as evidenced by their execution of the Note. Any portion of the text of a Note may be set forth on the reverse thereof, with an appropriate reference thereto on the face of the Note. Only one Note will be issued on the Closing Date which Note shall be subject to Advances and prepayments from time to time in accordance with Section 2.11 and Article X, respectively.

        (a)     Each Note shall be typewritten, printed, lithographed or engraved or produced by any combination of these methods (with or without steel engraved borders), all as determined by the officers executing such Note, as evidenced by their execution of such Note.

        (b)     The terms of the form of Note set forth in Exhibit A-1 are part of the terms of this Indenture.

        SECTION 2.2     Execution, Authentication and Delivery. The Notes shall be executed on behalf of the Issuer by any of its Authorized Officers. The signature of any such Authorized Officer on the Notes may be manual or facsimile.

        (a)     A Note bearing the manual or facsimile signature of individuals who were at any time Authorized Officers of the Issuer shall bind the Issuer, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of the Note or did not hold such offices at the date of the Note.

        (b)     The Trustee shall upon receipt of an Issuer Order for authentication and delivery, authenticate and deliver the Notes for original issue in an aggregate principal amount up to, but not in excess of, the Maximum Invested Amount.

        (c)     Each Note shall be dated the date of its authentication.

        (d)     No Note shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose, unless there appears attached to such Note a certificate of authentication substantially in the form provided for herein, executed by the Trustee by the manual signature of one of its authorized signatories, and such certificate attached to such Note shall be conclusive evidence, and the only evidence, that such Note has been duly authenticated and delivered hereunder.

        SECTION 2.3     [Reserved]

        SECTION 2.4     Registration; Registration of Transfer and Exchange. The Issuer shall cause to be kept a register (the “Note Register”) in which, subject to such reasonable regulations as it may prescribe and subject to the provisions of Section 2.5, the Issuer shall provide for the registration of the Notes, and the registration of transfers and exchanges of the Notes. The Trustee initially shall be “Note Registrar” for the purpose of registering the Notes and transfers of the Notes as herein provided. Upon any resignation or removal of any Note Registrar, the Issuer shall promptly appoint a successor or, if it elects not to make such an appointment, assume the duties of Note Registrar.

        (a)     If a Person other than the Trustee is appointed by the Issuer as Note Registrar, the Issuer will give the Trustee and the Noteholders prompt written notice of the appointment of such Note Registrar and of the location, and any change in the location, of the Note Register, and the Trustee shall have the right to inspect the Note Register at all reasonable times and to obtain copies thereof. The Trustee shall have the right to conclusively rely upon a certificate executed on behalf of the Note Registrar by an Executive Officer thereof as to the names and addresses of the Holders of the Notes and the principal amounts and number of the Notes.

        (b)     Subject to Section 2.5 hereof, upon surrender for registration of transfer of a Note at the office or agency of the Issuer to be maintained as provided in Section 3.2, if the requirements of Section 8-401(a) of the UCC are met, the Issuer shall execute and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, a new Note in the minimum denomination of $10,000,000 or any multiple of $1,000 in excess thereof and a like aggregate principal amount.

        (c)     At the option of any Holder, Notes may be exchanged for other Notes in any authorized denominations, of the same class and a like aggregate principal amount, upon surrender of the Notes to be exchanged at such office or agency. Whenever the Note is so surrendered for exchange, subject to Section 2.5 hereof, if the requirements of Section 8-401(a) of the UCC are met, the Issuer shall execute, and upon written request by the Issuer, the Trustee shall authenticate, and the Noteholders shall obtain from the Trustee, the Notes which the Noteholders making the exchange is entitled to receive. Every Note presented or surrendered for registration of transfer or exchange shall be accompanied by a written instrument of transfer in form satisfactory to the Issuer, the Trustee and the Note Registrar duly executed by the Holder thereof or his attorney duly authorized in writing.

        (d)     A Note issued upon any registration of transfer or exchange of a Note shall be the valid obligation of the Issuer, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Note surrendered upon such registration of transfer or exchange.

        (e)     Every Note presented or surrendered for registration of transfer or exchange shall be (i) duly endorsed by, or accompanied by a written instrument of transfer in the form attached to Exhibit A-1 duly executed by, the Holder thereof or such Holder’s attorney, duly authorized in writing, with such signature guaranteed by an “eligible guarantor institution” meeting the requirements of the Note Registrar which requirements include membership or participation in Securities Transfer Agents Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Note Registrar in addition to, or in substitution for, STAMP, all in accordance with the Exchange Act and (ii) accompanied by such other documents as the Trustee may require.

        (f)     No service charge shall be made to a Holder for any registration of transfer or exchange of a Note, but the Note Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of a Note.

        (g)     The preceding provisions of this Section 2.4 notwithstanding, the Issuer shall not be required to make and the Note Registrar shall not register transfers or exchanges of any Note selected for redemption or of any Note for a period of 15 days preceding the due date for any payment with respect to the Note.

        SECTION 2.5     Restrictions on Transfer and Exchange.

        (a)     No transfer of a Note shall be made unless the transferor thereof has provided a certification substantially in the form of Exhibit A-2 that such transfer is (i) to the Issuer or an Affiliate of the Issuer, or (ii) to any person the transferor reasonably believes is a qualified institutional buyer (as defined in Rule 144A under the Securities Act) (a “Qualified Institutional Buyer”) in a transaction meeting the requirements of Rule 144A under the Securities Act and Section 2.5(b) hereof, or (iii) in compliance with Section 2.5(b) hereof, (A) to an institutional investor that is an “accredited investor” as defined in Rule 501(a)(1), (2), (3) or (7) of Regulation D promulgated under the Securities Act, or (B) in a transaction complying with or exempt from the registration requirements of the Securities Act and in accordance with any applicable securities laws of any state of the United States or any other jurisdiction; provided, that, in the case of clauses (iii)(A) and (iii)(B) above, the Trustee or the Issuer may require an Opinion of Counsel to the effect that such transfer may be effected without registration under the Securities Act, which Opinion of Counsel, if so required, shall be addressed to the Issuer and the Trustee and shall be secured at the expense of such Holder. Each prospective purchaser by its acquisition of a Note, acknowledges that the Note will contain a legend substantially to the effect set forth in Section 2.5(c) (unless the Issuer determines otherwise in accordance with applicable law).

        Any transfer or exchange of a Note to a proposed transferee taking such transfer in the form of a Note shall be conducted in accordance with the provisions of Section 2.4 and the Note Purchase Agreement, and shall be contingent upon receipt by the Note Registrar of (A) such Note, if applicable, properly endorsed for assignment or transfer or (B) written instructions from such Transferor directing the Note Registrar to cause to be credited the beneficial interest in or amount of the corresponding Note to the account designated by such Transferor in an amount equal to the amount of such Note or beneficial interest to be transferred (but not less than the minimum authorized denomination applicable to the Note) and (C) such certificates or signatures as may be required under the Note or this Section 2.5, in each case, in form and substance satisfactory to the Note Registrar. The Note Registrar shall cause any such transfers and related cancellations or increases and related reductions, as applicable, to be properly recorded in its books in accordance with the requirements of Section 2.4.

        (b)     Transfers Generally. Each purchaser of a Note will be deemed to have represented and agreed as follows:

(i) In the case of a purchaser that is a Qualified Institutional Buyer (as defined in Rule 144A under the Securities Act), that the purchaser (1) is a Qualified Institutional Buyer, (2) is aware that the sale of the Notes to it is being made in reliance on the exemption from registration provided by Rule 144A under the Securities Act and (3) is acquiring the Notes for its own account or for one or more investor accounts, each of which is for a Qualified Institutional Buyer, and as to each of which the purchaser exercises sole investment discretion, for the purchaser and for each such account.

(ii) The purchaser has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of its investment in the Notes, and the purchaser and any accounts for which it is acting are each able to bear the economic risk of the purchaser’s or its investment.

(iii) The purchaser understands that the Notes are being offered only in a transaction not involving any public offering in the United States within the meaning of the Securities Act, the Notes have not been and will not be registered under the Securities Act, and, if in the future the purchaser decides to offer, resell, pledge or otherwise transfer the Notes, the Notes may be offered, resold, pledged or otherwise transferred only in accordance with the legend on the Notes set forth in Section 2.5(c). The purchaser acknowledges that no representation is made by the Issuer as to the availability of any exemption under the Securities Act or any state securities laws for resale of the Notes.

(iv) The purchaser is not purchasing the Notes with a view to the resale, distribution or other disposition thereof in violation of the Securities Act. The purchaser understands that an investment in the Notes involves certain risks, including the risk of loss of a substantial part of its investment under certain circumstances. The purchaser has had access to such financial and other information concerning the Issuer and the Notes as it deemed necessary or appropriate in order to make an informed investment decision with respect to its purchase of the Notes, including an opportunity to ask questions of and request information from the Noteholders and the Issuer.

(v) In connection with the transfer of the Notes: (A) none of the Issuer or the Noteholders is acting as a fiduciary or financial or investment adviser for the purchaser; (B) the purchaser is not relying (for purposes of making any investment decision or otherwise) upon any advice, counsel or representations (whether written or oral) of the Issuer or the Noteholders other than any representations expressly set forth in a written agreement with such party; (C) none of the Issuer or the Noteholders have given to the purchaser (directly or indirectly through any other person) any assurance, guarantee, or representation whatsoever as to the expected or projected success, profitability, return, performance, result, effect, consequence, or benefit (including legal, regulatory, tax, financial, accounting, or otherwise) of the Indenture or documentation for the Notes; (D) the purchaser has consulted with its own legal, regulatory, tax, business, investment, financial, and accounting advisers to the extent it has deemed necessary, and it has made its own investment decisions (including decisions regarding the suitability of any transaction pursuant to the Indenture) based upon its own judgment and upon any advice from such advisers as it has deemed necessary and not upon any view expressed by the Issuer; (E) the purchaser has determined that the rates, prices or amounts and other terms of the purchase and sale of the Notes reflect those in the relevant market for similar transactions; (F) the purchaser is acquiring the Notes with a full understanding of all of the terms, conditions and risks thereof (economic and otherwise), and it is capable of assuming and willing to assume (financially and otherwise) those risks; and (G) the purchaser is a sophisticated investor.

(vi) The purchaser will not, at any time, offer to buy or offer to sell the Notes by any form of general solicitation or advertising, including, but not limited to, any advertisement, article, notice or other communication published in any newspaper, magazine or similar medium or broadcast over television or radio or seminar or meeting whose attendees have been invited by general solicitations or advertisings.

(vii) The purchaser represents that either (1) it is not a Benefit Plan and is not acting on behalf of or investing plan assets of a Benefit Plan or (2) the purchaser’s purchase and holding of a Note is entitled to exemptive relief from the prohibited transaction rules of Section 406 of ERISA and Section 4975 of the Code pursuant to a U.S. Department of Labor prohibited transaction class exemption.

(viii) The purchaser acknowledges that the Issuer, the Noteholders and others will rely upon the truth and accuracy of the foregoing acknowledgments, representations and agreements and agrees that, if any of the acknowledgments, representations or warranties deemed to have been made by it by or in connection with its purchase of the Notes are no longer accurate, it shall promptly notify the Issuer and the Noteholders. If the purchaser is acquiring the Notes as a fiduciary or agent for one or more investor accounts, it shall be deemed to have represented that it has sole investment discretion with respect to each such account and that it has full power to make the foregoing acknowledgments, representations and agreements on behalf of each such account.

(ix) Any transfer to an institutional “accredited investor” (as defined in Rule 501(a)(1), (2), (3) or (7) of Regulation D under the Securities Act) is expressly conditioned upon the requirement that such transferee shall deliver a Transferee’s Certificate in the form of Exhibit A-3.

        (c)     Unless the Issuer determines otherwise in accordance with applicable law, the Notes shall have the following legend:

THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY STATE SECURITIES LAWS OR “BLUE SKY” LAWS. THE HOLDER HEREOF, BY PURCHASING THIS NOTE, AGREES FOR THE BENEFIT OF THE ISSUER THAT IT IS A QUALIFIED INSTITUTIONAL BUYER (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) OR AN INSTITUTIONAL INVESTOR THAT IS AN “ACCREDITED INVESTOR” (AS DEFINED IN RULE 501(A)(1), (2), (3) OR (7) OF REGULATION D PROMULGATED UNDER THE SECURITIES ACT) AND THAT SUCH NOTE IS BEING ACQUIRED FOR ITS OWN ACCOUNT FOR INVESTMENT AND NOT WITH A VIEW TO DISTRIBUTION AND MAY BE RESOLD, PLEDGED OR TRANSFERRED ONLY TO (1) THE ISSUER (UPON REDEMPTION THEREOF OR OTHERWISE) OR AN AFFILIATE OF THE ISSUER, (2) TO A PERSON THE TRANSFEROR REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A OR (3)(A) TO A U.S. PERSON THAT IS AN INSTITUTIONAL INVESTOR THAT IS AN “ACCREDITED INVESTOR” AS DEFINED IN RULE 501(A)(1), (2), (3) OR (7) OF REGULATION D PROMULGATED UNDER THE SECURITIES ACT, OR (B) IN A TRANSACTION OTHERWISE EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY OTHER JURISDICTION, IN EACH SUCH CASE, IN COMPLIANCE WITH THE INDENTURE AND ALL APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY OTHER JURISDICTION; PROVIDED, THAT IN CONNECTION WITH TRANSFERS PURSUANT TO CLAUSES 3(A) OR 3(B) ABOVE, THE TRUSTEE OR THE ISSUER MAY REQUIRE AN OPINION OF COUNSEL TO THE EFFECT THAT SUCH TRANSFER MAY BE EFFECTED WITHOUT REGISTRATION UNDER THE SECURITIES ACT, WHICH OPINION OF COUNSEL, IF SO REQUIRED, SHALL BE ADDRESSED TO THE ISSUER AND THE TRUSTEE AND SHALL BE SECURED AT THE EXPENSE OF THE HOLDER.

        SECTION 2.6     Mutilated, Destroyed, Lost or Stolen Note. If (i) any mutilated Note is surrendered to the Trustee, or the Trustee receives evidence to its satisfaction of the destruction, loss or theft of any Note, and (ii) there is delivered to the Trustee such security or indemnity as may be required by it to hold the Issuer and the Trustee harmless, then, in the absence of notice to the Issuer, the Note Registrar or the Trustee that such Note has been acquired by a bona fide purchaser, and, provided that the requirements of Section 8-405 and 8-406 of the UCC are met, the Issuer shall execute, and upon request by the Issuer, the Trustee shall authenticate and deliver in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Note, a replacement Note; provided, however, that if any such destroyed, lost or stolen Note, but not a mutilated Note, shall have become, or within seven days shall be, due and payable or shall have been called for redemption, instead of issuing a replacement Note, the Issuer may direct the Trustee, in writing, to pay such destroyed, lost or stolen Note when so due or payable without surrender thereof. If, after the delivery of such replacement Note or payment of a destroyed, lost or stolen Note pursuant to the preceding sentence, a bona fide purchaser of the original Note in lieu of which such replacement Note was issued, presents for payment such original Note, the Issuer and the Trustee shall be entitled to recover such replacement Note (or such payment) from the Person to whom it was delivered or any assignee of such Person, except a bona fide purchaser, and shall be entitled to recover upon the security or indemnity provided therefor to the extent of any loss, damage, cost or expense incurred by the Issuer or the Trustee in connection therewith.

        (a)     Upon the issuance of any replacement Note under this Section, the Issuer may require the payment by the Holder of such Note of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other reasonable expenses (including the fees and expenses of the Trustee and its counsel) connected therewith.

        (b)     Every replacement Note issued pursuant to this Section in replacement of any mutilated, destroyed, lost or stolen Note shall constitute an original additional contractual obligation of the Issuer, whether or not the mutilated, destroyed, lost or stolen Note shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with the Note duly issued hereunder.

        (c)     The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of the mutilated, destroyed, lost or stolen Note.

        SECTION 2.7     Persons Deemed Owner. Prior to due presentment for registration of transfer of any Note, the Issuer, the Trustee and any agent of the Issuer or the Trustee may treat the Person in whose name any Note is registered (as of the applicable Record Date) as the owner of such Note for the purpose of receiving payments of principal of and interest, if any, on such Note, for all other purposes whatsoever and whether or not such Note be overdue, and none of the Issuer, the Trustee or any agent of the Issuer or the Trustee shall be affected by notice to the contrary.

        SECTION 2.8     Payment of Principal and Interest; Defaulted Interest.

        (a)     The Notes shall accrue interest as provided in the form of the Note set forth in Exhibit A-1, and such interest shall be due and payable on each Payment Date, as specified therein. Any installment of interest or principal, if any, payable on a Note which is punctually paid or duly provided for by the Issuer on the applicable Payment Date shall be paid to the Person in whose name such Note is registered on the Record Date, either by wire transfer in immediately available funds to such Person’s account as it appears on the Note Register on such Record Date if (i) such Noteholder has provided to the Note Registrar appropriate written instructions at least five Business Days prior to such Payment Date and such Holder’s Notes in the aggregate evidence a denomination of not less than $1,000,000 or (ii) such Noteholder is the Issuer, or an Affiliate thereof, or if not by check mailed to such Noteholder at the address of such Noteholder appearing on the Note Register, except for the final installment of principal payable with respect to such Note on a Payment Date or on the Final Scheduled Payment Date, which shall be payable as provided below.

        (b)     All principal payments on the Notes shall be made pro rata to the Noteholders entitled thereto. Upon written notice from the Issuer, the Trustee shall notify the Person in whose name a Note is registered at the close of business on the Record Date preceding the Payment Date on which the Issuer expects that the final installment of principal of and interest on such Note will be paid. Such notice shall be mailed or transmitted by facsimile prior to such final Payment Date and shall specify that such final installment will be payable only upon presentation and surrender of such Note and shall specify the place where such Note may be presented and surrendered for payment of such installment.

        (c)     If the Issuer defaults in a payment of interest on the Notes, the Issuer shall pay defaulted interest (plus interest on such defaulted interest to the extent lawful) at the Note Interest Rate then in effect in any lawful manner. The Issuer may pay such defaulted interest to the Noteholders on the immediately following Payment Date, and if such amount is not paid on such following Payment Date, then on a subsequent special record date, which date shall be at least five Business Days prior to the Payment Date. The Issuer shall fix or cause to be fixed any such special record date and Payment Date, and, at least 15 days before any such special record date, the Issuer shall mail to the Noteholders and the Trustee a notice that states the special record date, the Payment Date and the amount of defaulted interest to be paid.

        SECTION 2.9     Cancellation. Each Note surrendered for payment, registration of transfer, exchange or redemption shall, if surrendered to any Person other than the Trustee, be delivered to the Trustee and shall be promptly canceled by the Trustee. The Issuer may at any time deliver to the Trustee for cancellation any Note previously authenticated and delivered hereunder which the Issuer may have acquired in any manner whatsoever, and the Note so delivered shall be promptly canceled by the Trustee. No Note shall be authenticated in lieu of or in exchange for any Note canceled as provided in this Section, except as expressly permitted by this Indenture. The canceled Note may be held or disposed of by the Trustee in accordance with its standard retention or disposal policy as in effect at the time unless the Issuer shall direct by an Issuer Order that they be destroyed or returned to it; provided that such Issuer Order is timely and such Note has not been previously disposed of by the Trustee.

        SECTION 2.10     Release of Collateral. Subject to the terms of the other Basic Documents and Sections 10.1 and 11.1, the Trustee shall, on or after the Termination Date, release any remaining portion of the Collateral from the lien created by this Indenture and deposit in the Collection Account any funds then on deposit in any other Pledged Account. In addition, the Trustee shall release Ineligible Receivables from the lien created by this Indenture upon any dividend or other distribution or transfer of such Ineligible Receivables pursuant to the Sale and Servicing Agreement. The Trustee shall release property from the lien created by this Indenture pursuant to this Section 2.10 only upon receipt of an Issuer Request accompanied by an Officer’s Certificate meeting the applicable requirements of Section 11.1.

        SECTION 2.11     Amount Limited; Advances.

        The maximum aggregate principal amount of the Notes which may be authenticated and delivered and Outstanding at any time under this Indenture is limited to the Maximum Invested Amount.

        On each Business Day prior to the Facility Termination Date that is a Funding Date, and upon the satisfaction of all conditions precedent to (a) the funding of an Advance and (b) the purchase of Receivables, in each case as set forth in Section 2.1(b) of the Sale and Servicing Agreement and Sections 6.01 and 6.02 of the Note Purchase Agreement, the Issuer shall be entitled to borrow funds pursuant to an Advance on such Funding Date in an aggregate principal amount equal to the Advance Amount with respect to such Funding Date. Each request by the Issuer for an Advance shall be deemed to be a certification by the Issuer as to the satisfaction of the conditions specified in the previous sentence.

        The aggregate outstanding principal amount of the Notes may be increased through the funding of the Advances. The Issuer and the Servicer shall promptly notify the Trustee of each Advance and corresponding Advance Amount at the same time an Advance Request is submitted to the initial Noteholder. Each Advance and corresponding Advance Amount shall be recorded on the grid attached to the applicable Note or in an electronic file substantially in the same form as such grid. The grid (or such electronic file) shall show all Advance Amounts and prepayments. Each Advance and corresponding Advance Amount shall also be recorded in records maintained by the Trustee. All such records shall reflect all Advance Amounts, prepayments, other payments and interest accruals. Each Noteholder shall be responsible for maintaining the grid with respect to its Note. Absent manifest error, all such grid entries maintained by the Noteholders (whether manual or in electronic form) shall be dispositive with respect to the determination of the outstanding principal amount of such Note. A Note (i) may be funded by Advances on any Funding Date in a minimum amount of $2,000,000 and any higher amount (subject to the Maximum Invested Amount and the terms and conditions set forth in the Note Purchase Agreement), and (ii) subject to subsequent Advances pursuant to this Section 2.11, is subject to prepayment in whole or in part, at the option of the Issuer as provided in Article X herein.

ARTICLE III

COVENANTS

        SECTION 3.1     Payment of Principal and Interest. The Issuer will duly and punctually pay the principal of and interest on the Notes in accordance with the terms of the Notes and this Indenture and the Sale and Servicing Agreement. Without limiting the foregoing, the Issuer will cause to be distributed on each Payment Date all amounts deposited in the Note Distribution Account pursuant to the Sale and Servicing Agreement to the Noteholders. Amounts properly withheld under the Code by any Person from a payment to the Noteholders of interest and/or principal shall be considered as having been paid by the Issuer to the Noteholders for all purposes of this Indenture.

        SECTION 3.2     Maintenance of Office or Agency. The Issuer will maintain in the Borough of Manhattan, The City of New York, an office or agency where the Note may be surrendered for registration of transfer or exchange, and where notices and demands to or upon the Issuer in respect of the Note and this Indenture may be served. The Issuer hereby initially appoints the Trustee to serve as its agent for the foregoing purposes. The Issuer will give prompt written notice to the Trustee and the Noteholders of the location, and of any change in the location, of any such office or agency. If at any time the Issuer shall fail to maintain any such office or agency or shall fail to furnish the Trustee with the address thereof, such surrenders, notices and demands may be made or served at the Corporate Trust Office, and the Issuer hereby appoints the Trustee as its agent to receive all such surrenders, notices and demands.

        SECTION 3.3     Money for Payments to be Held in Trust. On or before each Payment Date, the Issuer shall deposit or cause to be deposited in the Note Distribution Account from the Collection Account an aggregate sum sufficient to pay the amounts then becoming due under the Notes, such sum to be held in trust for the benefit of the Persons entitled thereto and (unless the Note Paying Agent is the Trustee) shall promptly notify the Trustee of its action or failure so to act. Except as provided in Section 3.3(c) hereof, all payments of amounts due and payable with respect to the Notes that are to be made from amounts withdrawn from the Note Distribution Account shall be made on behalf of the Issuer by the Trustee or by the Note Paying Agent, and no amounts so withdrawn from the Note Distribution Account for payment of the Notes shall be paid to the Issuer.

        (a)     The Issuer shall cause each Note Paying Agent other than the Trustee to execute and deliver to the Trustee an instrument in which such Note Paying Agent shall agree with the Trustee (and if the Trustee acts as Note Paying Agent, it hereby so agrees), subject to the provisions of this Section, that such Note Paying Agent shall:

(i) hold all sums held by it for the payment of amounts due with respect to the Notes in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided and pay such sums to such Persons as herein provided;

(ii) give the Trustee notice of any default by the Issuer (or any other obligor upon the Notes) of which it has actual knowledge in the making of any payment required to be made with respect to the Notes;

(iii) at any time during the continuance of any such default, upon the written request of the Trustee, forthwith pay to the Trustee all sums so held in trust by such Note Paying Agent;

(iv) immediately resign as a Note Paying Agent and forthwith pay to the Trustee all sums held by it in trust for the payment of the Notes if at any time it ceases to meet the standards required to be met by a Note Paying Agent at the time of its appointment; and

(v) comply with all requirements of the Code with respect to the withholding from any payments made by it on the Notes of any applicable withholding taxes imposed thereon and with respect to any applicable reporting requirements in connection therewith.

        (b)     The Issuer may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, by Issuer Order direct any Note Paying Agent to pay to the Trustee all sums held in trust by such Note Paying Agent, such sums to be held by the Trustee upon the same trusts as those upon which the sums were held by such Note Paying Agent; and upon such a payment by any Note Paying Agent to the Trustee, such Note Paying Agent shall be released from all further liability with respect to such money.

        (c)     Subject to applicable laws with respect to the escheat of funds, any money held by the Trustee or any Note Paying Agent in trust for the payment of any amount due with respect to a Note and remaining unclaimed for two years after such amount has become due and payable shall be discharged from such trust and be paid to the Issuer on Issuer Request and shall be deposited by the Trustee in the Collection Account; and the Holder of such Note shall thereafter, as an unsecured general creditor, look only to the Issuer for payment thereof (but only to the extent of the amounts so paid to the Issuer), and all liability of the Trustee or such Note Paying Agent with respect to such trust money shall thereupon cease; provided, however, that the Trustee or such Note Paying Agent, before being required to make any such repayment, shall at the expense of the Issuer cause to be published once, in a newspaper published in the English language, customarily published on each Business Day and of general circulation in the City of New York, notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such publication, any unclaimed balance of such money then remaining will be repaid to the Issuer. The Trustee shall also adopt and employ, at the expense of the Issuer, any other reasonable means of notification of such repayment (including, but not limited to, mailing notice of such repayment to the Holder whose Note have been called but have not been surrendered for redemption or whose right to or interest in moneys due and payable but not claimed is determinable from the records of the Trustee or of any Note Paying Agent, at the last address of record for each such Holder).

        SECTION 3.4     Existence. Except as otherwise permitted by the provisions of Section 3.10, the Issuer will keep in full effect its existence, rights and franchises as a limited liability company under the laws of the State of Delaware (unless it becomes, or any successor Issuer hereunder is or becomes, organized under the laws of any other state or of the United States of America, in which case the Issuer will keep in full effect its existence, rights and franchises under the laws of such other jurisdiction) and will obtain and preserve its qualification to do business in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Indenture, the Notes, the Collateral and each other instrument or agreement included in the Trust Estate.

        SECTION 3.5     Protection of Trust Estate. The Issuer intends the security interest Granted pursuant to this Indenture in favor of the Trustee, for the benefit of the Noteholders, to be prior to all other liens in respect of the Trust Estate, and the Issuer shall take all actions necessary to obtain and maintain, in favor of the Trustee, for the benefit of the Noteholders, a first lien on and a first priority, perfected security interest in the Trust Estate. The Issuer will from time to time prepare (or shall cause to be prepared), execute and deliver all such supplements and amendments hereto and all such financing statements, continuation statements, instruments of further assurance and other instruments, and will take such other action necessary or advisable to:

(i) Grant more effectively all or any portion of the Trust Estate;

(ii) maintain or preserve the lien and security interest (and the priority thereof) in favor of the Trustee for the benefit of the Noteholders created by this Indenture or carry out more effectively the purposes hereof;

(iii) perfect, publish notice of or protect the validity of any Grant made or to be made by this Indenture;

(iv) enforce any of the Collateral;

(v) preserve and defend title to the Trust Estate and the rights of the Trustee and the Noteholders in such Trust Estate against the claims of all persons and parties; and

(vi) pay all taxes or assessments levied or assessed upon the Trust Estate when due.

The Issuer hereby designates the Trustee its agent and attorney-in-fact to execute any financing statement, continuation statement or other instrument required by the Trustee pursuant to this Section.

        SECTION 3.6     Opinions as to Trust Estate.

        (a)     On the Closing Date, the Issuer shall furnish to the Trustee an Opinion of Counsel either stating that, in the opinion of such counsel, such action has been taken with respect to the recording and filing of this Indenture, any indentures supplemental hereto, and any other requisite documents, and with respect to the authorization and filing of any financing statements and continuation statements, as are necessary to perfect and make effective the first priority lien and security interest in favor of the Trustee, for the benefit of the Noteholders, created by this Indenture in the Receivables and the other Collateral and reciting the details of such action, or stating that, in the opinion of such counsel, no such action is necessary to make such lien and security interest effective; it being understood that the security interest opinion delivered pursuant to Section 6.01 of the Note Purchase Agreement shall satisfy this requirement.

        (b)     Within 90 days after the beginning of each calendar year, beginning in 2006, the Issuer shall furnish to the Trustee and the Noteholders an Opinion of Counsel either stating that, in the opinion of such counsel, such action has been taken with respect to the recording, filing, re-recording and refiling of this Indenture, any indentures supplemental hereto and any other requisite documents and with respect to the authorization and filing of any financing statements and continuation statements as are necessary to maintain the lien and security interest created by this Indenture in the Receivables and the other Collateral and reciting the details of such action or stating that in the opinion of such counsel no such action is necessary to maintain such lien and security interest. Such Opinion of Counsel shall also describe any action necessary (as of the date of such opinion) to be taken in the following year to maintain the lien and security interest of this Indenture in the Collateral. The scope of such Opinion of Counsel shall be consistent with the scope of the Opinion of Counsel delivered pursuant to Section 3.6(a).

        SECTION 3.7     Performance of Obligations; Servicing of Receivables. The Issuer will not take any action and will use commercially reasonable efforts not to permit any action to be taken by others that would release any Person from any of such Person’s material covenants or obligations under any instrument or agreement included in the Trust Estate or that would result in the amendment, hypothecation, subordination, termination or discharge of or impair the validity or effectiveness of, any such instrument or agreement, except as ordered by any bankruptcy or other court or as expressly provided in or permitted by this Indenture, the other Basic Documents or such other instrument or agreement.

        (a)     The Issuer may contract with other Persons to assist it in performing its duties under this Indenture, and any performance of such duties by a Person identified to the Trustee in an Officer’s Certificate of the Issuer shall be deemed to be action taken by the Issuer. Initially, the Issuer has contracted with the Servicer to assist the Issuer in performing its duties under this Indenture.

        (b)     The Issuer will punctually perform and observe all of its obligations and agreements contained in this Indenture, the other Basic Documents and in the instruments and agreements included in the Trust Estate, including but not limited to preparing (or causing to be prepared) and filing (or causing to be filed) all UCC financing statements and continuation statements required to be filed by the terms of the Basic Documents in accordance with and within the time periods provided for herein and therein. Except as otherwise expressly provided therein or permitted thereby, the Issuer shall not waive, amend, modify, supplement or terminate any Basic Document or any provision thereof without the prior written consent of the Holders of at least a majority of the Outstanding Amount of the Notes.

        (c)     If the Issuer shall have knowledge of the occurrence of a Servicer Termination Event or Funding Termination Event, the Issuer shall promptly notify the Trustee and the Rating Agencies thereof in accordance with Section 11.4, and shall specify in such notice the action, if any, the Issuer is taking in respect of such event. If a Servicer Termination Event or Funding Termination Event shall arise from the failure of the Servicer to perform any of its duties or obligations under the Sale and Servicing Agreement with respect to the Receivables, the Issuer shall take all reasonable steps available to it to remedy such failure.

        (d)     Except as otherwise expressly provided under the Basic Documents, the Issuer agrees that it will not waive timely performance or observance by the Servicer, the Originator or the Seller of their respective duties thereunder without the prior written consent of the Holders of at least a majority of the Outstanding Amount of the Notes.

        SECTION 3.8     Negative Covenants. So long as any Note is Outstanding, the Issuer shall not:

(i) except as expressly permitted by this Indenture or the other Basic Documents, sell, transfer, exchange or otherwise dispose of any of the properties or assets of the Issuer, including those included in the Trust Estate, unless directed to do so by the Noteholders or the Noteholders have approved such disposition;

(ii) claim any credit on, or make any deduction from the principal or interest payable in respect of the Notes (other than amounts properly withheld from such payments under the Code) or assert any claim against any present or former Noteholder by reason of the payment of the taxes levied or assessed upon any part of the Trust Estate; or

(iii) (A) permit the validity or effectiveness of this Indenture to be impaired, or permit the lien in favor of the Trustee created by this Indenture to be amended, hypothecated, subordinated, terminated or discharged, or permit any Person to be released from any covenants or obligations with respect to the Notes under this Indenture except as may be expressly permitted hereby, (B) permit any lien, charge, excise, claim, security interest, mortgage or other encumbrance (other than the lien of this Indenture) to be created on or extend to or otherwise arise upon or burden the Trust Estate or any part thereof or any interest therein or the proceeds thereof (other than tax liens, mechanics’ liens and other liens that arise by operation of law), (C) permit the lien of this Indenture not to constitute a valid first priority (other than with respect to any such tax, mechanics’ or other lien) perfected security interest in the Trust Estate or (D) amend, modify or fail to comply with the provisions of the Basic Documents without the prior written consent of the Noteholders.

        SECTION 3.9     Annual Statement as to Compliance. The Issuer will deliver to the Trustee and the Noteholders on or before February 28 of each year, beginning February 28, 2006 an Officer’s Certificate, dated as of December 31 of the preceding year, stating, as to the Authorized Officer signing such Officer’s Certificate, that:

(i) a review of the activities of the Issuer during the preceding year (or portion of such year from the initial Funding Date through December 31, 2005) and of performance under this Indenture has been made under such Authorized Officer’s supervision; and

(ii) to the best of such Authorized Officer’s knowledge, based on such review, the Issuer has complied in all material respects with all conditions and covenants under this Indenture throughout such year and no event has occurred and is continuing which is, or after notice or lapse of time or both would become, an Event of Default, or, if there has been a default in the compliance of any such condition or covenant, specifying each such default known to such Authorized Officer and the nature and status thereof.

        SECTION 3.10     Issuer May Consolidate, Etc, Only on Certain Terms. The Issuer shall not consolidate or merge with or into any other Person, unless

(i) the Person (if other than the Issuer) formed by or surviving such consolidation or merger shall be a Delaware limited liability company and shall expressly assume, by an indenture supplemental hereto, executed and delivered to the Trustee, in form satisfactory to the Trustee and the Noteholders, the due and punctual payment of the principal of and interest on the Note and the performance or observance of every agreement and covenant of this Indenture on the part of the Issuer to be performed or observed, all as provided herein;

(ii) immediately after giving effect to such transaction, no Default, Event of Default, Servicer Termination Event or Funding Termination Event shall have occurred and be continuing;

(iii) the Rating Agency Condition shall have been satisfied with respect to such transaction;

(iv) the Issuer shall have received an Opinion of Counsel (and shall have delivered copies thereof to the Trustee) to the effect that such transaction will not have any material adverse tax consequence to the Noteholders;

(v) any action as is necessary to maintain the lien and first priority, perfected security interest created by this Indenture shall have been taken;

(vi) the Issuer shall have delivered to the Trustee an Officer’s Certificate and an Opinion of Counsel each stating that such consolidation or merger and such supplemental indenture comply with this Section 3.10 and that all conditions precedent herein provided for relating to such transaction have been complied with; and

(vii) the Issuer shall have given the Trustee written notice of such conveyance or transfer at least 10 Business Days prior to the consummation of such action and shall have received the prior written approval of the Noteholders of such conveyance or transfer and the Issuer or the Person (if other than the Issuer) formed by or surviving such conveyance or transfer has a net worth, immediately after such conveyance or transfer, that is (a) greater than zero and (b) not less than the net worth of the Issuer immediately prior to giving effect to such conveyance or transfer.

        (b)     Except as expressly permitted by the Basic Documents, the Issuer shall not convey or transfer all or substantially all of its properties or assets, including those included in the Trust Estate, to any Person, unless

(i) the Person that acquires by conveyance or transfer the properties and assets of the Issuer the conveyance or transfer of which is hereby restricted shall (A) be a Delaware limited liability company, (B) expressly assume, by an indenture supplemental hereto, executed and delivered to the Trustee, in form satisfactory to the Trustee and the Noteholders, the due and punctual payment of the principal of and interest on the Notes and the performance or observance of every agreement and covenant of this Indenture and each of the other Basic Documents on the part of the Issuer to be performed or observed, all as provided herein, (C) expressly agree by means of such supplemental indenture that all right, title and interest so conveyed or transferred shall be subject and subordinate to the rights of the Noteholders, and (D) unless otherwise provided in such supplemental indenture, expressly agree to indemnify, defend and hold harmless the Issuer against and from any loss, liability or expense arising under or related to this Indenture and the Notes;

(ii) immediately after giving effect to such transaction, no Default, Event of Default, Servicer Termination Event or Funding Termination Event shall have occurred and be continuing;

(iii) the Rating Agency Condition shall have been satisfied with respect to such transaction;

(iv) the Issuer shall have received an Opinion of Counsel (and shall have delivered copies thereof to the Trustee and the Noteholders) to the effect that such transaction will not have any material adverse tax consequence to the Noteholders;

(v) any action as is necessary to maintain the lien and security interest created by this Indenture shall have been taken;

(vi) the Issuer shall have delivered to the Trustee and the Noteholders an Officers’ Certificate and an Opinion of Counsel each stating that such conveyance or transfer and such supplemental indenture comply with this Section 3.10 and that all conditions precedent herein provided for relating to such transaction have been complied with; and

(vii) the Issuer shall have given the Trustee written notice of such conveyance or transfer at least 10 Business Days prior to the consummation of such action and shall have received the prior written approval of the Noteholders of such conveyance or transfer and the Issuer or the Person (if other than the Issuer) formed by or surviving such conveyance or transfer has a net worth, immediately after such conveyance or transfer, that is (a) greater than zero and (b) not less than the net worth of the Issuer immediately prior to giving effect to such consolidation or merger.

        SECTION 3.11     Successor or Transferee.

        (a)     Upon any consolidation or merger of the Issuer in accordance with Section 3.10(a), the Person formed by or surviving such consolidation or merger (if other than the Issuer) shall succeed to, and be substituted for, and may exercise every right and power of, the Issuer under this Indenture with the same effect as if such Person had been named as the Issuer herein.

        (b)     Upon a conveyance or transfer of all the assets and properties of the Issuer pursuant to Section 3.10(b), the Issuer will be released from every covenant and agreement of this Indenture to be observed or performed on the part of the Issuer with respect to the Notes immediately upon the delivery of written notice to the Trustee stating that the Issuer is to be so released.

        SECTION 3.12     No Other Business. The Issuer shall not engage in any business other than financing, purchasing, owning, pledging, distributing, dividending, selling and managing the Collateral in the manner contemplated by this Indenture and the other Basic Documents and activities incidental thereto.

        SECTION 3.13     No Borrowing. The Issuer shall not issue, incur, assume, guarantee or otherwise become liable, directly or indirectly, for any Indebtedness except for (i) the Notes, and (ii) any other Indebtedness permitted by or arising under the Basic Documents. The proceeds of the Notes shall be used to fund the Issuer’s purchase of the Related Receivables and the other assets specified in the Sale and Servicing Agreement, to pay the costs of any Hedge Agreement, to fund the Reserve Account up to the Required Reserve Account Amount and to pay the Issuer’s organizational, transactional and start-up expenses.

        SECTION 3.14     Guarantees, Loans, Advances and Other Liabilities. Except as contemplated by the Sale and Servicing Agreement, this Indenture or the other Basic Documents, the Issuer shall not make any loan or advance or credit to, or guarantee (directly or indirectly or by an instrument having the effect of assuring another’s payment or performance on any obligation or capability of so doing or otherwise), endorse or otherwise become contingently liable, directly or indirectly, in connection with the obligations, stocks or dividends of, or own, purchase, repurchase or acquire (or agree contingently to do so) any stock, obligations, assets or securities of, or any other interest in, or make any capital contribution to, any other Person.

        SECTION 3.15     Capital Expenditures. The Issuer shall not make any expenditure (by long-term or operating lease or otherwise) for capital assets (either realty or personalty).

        SECTION 3.16     Compliance with Laws. The Issuer shall comply with the requirements of all applicable laws, the non-compliance with which would, individually or in the aggregate, materially and adversely affect the ability of the Issuer to perform its obligations under the Notes, this Indenture or any Basic Document.

        SECTION 3.17     Restricted Payments. Except as expressly permitted by the Basic Documents, the Issuer shall not, directly or indirectly, (i) pay any dividend or make any distribution (by reduction of capital or otherwise), whether in cash, property, securities or a combination thereof, to any owner of a beneficial interest in the Issuer or otherwise with respect to any ownership or equity interest or security in or of the Issuer, (ii) redeem, purchase, retire or otherwise acquire for value any such ownership or equity interest or security or (iii) set aside or otherwise segregate any amounts for any such purpose; provided, however, that the Issuer may make, or cause to be made, distributions to the Trustee and to any owner of a beneficial interest in the Issuer as permitted by, and to the extent funds are available for such purpose from distributions under the Sale and Servicing Agreement. The Issuer will not, directly or indirectly, make payments to or distributions from the Collection Account and the other Pledged Accounts except in accordance with this Indenture and the other Basic Documents.

        SECTION 3.18     Notice of Events of Default and Funding Termination Events. Upon an Executive Officer of the Issuer having knowledge thereof, the Issuer agrees to give the Trustee and the Rating Agencies prompt written notice of each Event of Default hereunder and each Funding Termination Event, Servicer Termination Event or other Default on the part of the Servicer, the Seller or the Originator of its obligations under the Basic Documents.

        SECTION 3.19     Further Instruments and Acts. Upon request of the Trustee or the Noteholders, the Issuer will execute and deliver such further instruments and do such further acts as may be reasonably necessary or proper to carry out more effectively the purpose of this Indenture.

        SECTION 3.20     Amendments of Basic Documents. The Issuer shall not agree to any amendment to any provision of any Basic Document to eliminate the requirements thereunder that the Trustee or the Noteholders consent to amendments thereto as provided therein.

        SECTION 3.21     Income Tax Characterization. For purposes of federal income tax, state and local income tax, franchise tax and any other income taxes, the Issuer and the Noteholders will treat the Notes as indebtedness and hereby instruct the Trustee to treat the Notes as indebtedness for all such tax reporting purposes.

        SECTION 3.22     Separate Existence of the Issuer. During the term of the Indenture, the Issuer shall observe the applicable legal requirements for the recognition of the Issuer as a legal entity separate and apart from its Affiliates, including as follows:

(i) the Issuer shall maintain business records and books of account separate from those of its Affiliates;

(ii) except as otherwise provided in the Basic Documents, the Issuer shall not commingle its assets and funds with those of its Affiliates;

(iii) the Issuer shall at all times hold itself out to the public under the Issuer’s own name as a legal entity separate and distinct from its Affiliates; and

(iv) all transactions and dealings between the Issuer and its Affiliates will be conducted on an arm’s-length basis.

        SECTION 3.23     Amendment of Issuer’s Organizational Documents. The Issuer shall not amend its organizational documents except in accordance with the provisions thereof and with the prior written consent of the Holders of at least a majority of the Outstanding Amount of the Notes which consent shall not be unreasonably withheld or delayed. The Issuer’s legal name is as set forth in the first paragraph of this Indenture and its organizational identification number is 3904267.

        SECTION 3.24     Other Agreements. The Issuer shall not enter into any agreement that does not contain non-petition or limited recourse language with respect to the Issuer.

        SECTION 3.25     Rule 144A Information. At any time when the Issuer is not subject to Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended, upon the request of a Noteholder, the Issuer shall promptly furnish to such Noteholder or to a prospective purchaser of the Note designated by a Noteholder, as the case may be, the information required to be delivered pursuant to Rule 144A(d)(4) under the Securities Act (“Rule 144A Information”) in order to permit compliance by such Noteholder with Rule 144A in connection with the resale of a Note by such Noteholder; provided, however, that the Issuer shall not be required to furnish Rule 144A Information in connection with any request made on or after the date which is three years from the later of (i) the date such Note (or any predecessor Note) was acquired from the Issuer or (ii) the date such Note (or any predecessor Note) was last acquired from an “affiliate” of the Issuer within the meaning of Rule 144 under the Securities Act; and provided further that the Issuer shall not be required to furnish such information at any time to a prospective purchaser located outside of the United States who is not a “United States Person” within the meaning of Regulation S under the Securities Act if such Note may then be sold to such prospective purchaser in accordance with Rule 904 under the Securities Act (or any successor provision thereto).

        SECTION 3.26     Change of Control. Gehl Company will and shall at all times be, directly or indirectly, the legal and beneficial owner of all of the issued and outstanding membership interests of the Issuer.

ARTICLE IV

SATISFACTION AND DISCHARGE

        SECTION 4.1     Satisfaction and Discharge of Indenture. This Indenture shall cease to be of further effect with respect to the Notes except as to the rights and immunities of the Trustee hereunder (including the rights of the Trustee under Section 6.7) and the obligations of the Trustee under Section 4.2 and the rights of the Noteholders as beneficiary hereof with respect to the property so deposited with the Trustee payable to it, and the Trustee, on demand of and at the expense of the Issuer, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture with respect to the Notes, when:

        (a)     the Notes theretofore authenticated and delivered (other than (i) Notes that have been destroyed, lost or stolen and that have been replaced or paid as provided in Section 2.6 and (ii) Notes for whose payment money has theretofore been deposited in trust or segregated and held in trust by the Issuer and thereafter repaid to the Issuer or discharged from such trust, as provided in Section 3.3) has been delivered to the Trustee for cancellation;

        (b)     the Issuer has paid or caused to be paid all Secured Obligations; and

        (c)     the Issuer has delivered to the Trustee and the Noteholders an Officer’s Certificate meeting the applicable requirements of Section 11.1(a) and stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture have been complied with.

        SECTION 4.2     Application of Trust Money. All moneys deposited with the Trustee pursuant to Section 4.1 or Section 4.3hereof shall be held in trust and applied by it, in accordance with the provisions of the Notes and this Indenture, to the payment, either directly or through the Note Paying Agent, as the Trustee may determine, to the Noteholders for the payment or redemption of which such moneys have been deposited with the Trustee, of all sums due and to become due thereon for principal and interest; but such moneys need not be segregated from other funds except to the extent required herein, in the Sale and Servicing Agreement or in the other Basic Documents or required by law. Any funds remaining with the Trustee or on deposit in the Pledged Accounts shall be remitted to the Issuer upon satisfaction by the Issuer of its obligations hereunder and under the Basic Documents, including without limitation, those under Section 4.1(c).

        SECTION 4.3     Repayment of Moneys Held by Note Paying Agent. In connection with the satisfaction and discharge of this Indenture with respect to the Notes, all moneys then held by the Note Paying Agent other than the Trustee under the provisions of this Indenture with respect to the Notes shall, upon demand of the Issuer, be remitted to the Trustee to be held and applied according to Section 4.2 and thereupon the Note Paying Agent shall be released from all further liability with respect to such moneys.

ARTICLE V

REMEDIES

        SECTION 5.1     Events of Default.

        (a)     “Event of Default”, wherever used herein, means any one of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

(i) default in the payment of any interest on any Note or any other amount (except principal) due with respect to any Note when the same becomes due and payable (a payment on the Notes funded from amounts on deposit in the Reserve Account shall be deemed to be a payment made by the Issuer), which default continues for a period of two (2) days;

(ii) default in the payment of the principal of or any installment of the principal of any Note when the same becomes due and payable (a payment on the Notes funded from amounts on deposit in the Reserve Account shall be deemed to be a payment made by the Issuer);

(iii) default in the observance or performance of any material covenant or agreement of the Issuer, the Seller, the Originator or the Servicer (so long as the Servicer is the Originator or an Affiliate thereof) made in any Basic Document (other than a covenant or agreement, a default in the observance or performance of which is elsewhere in this Section specifically dealt with and other than the failure by the Seller, the Originator or the Servicer (so long as the Servicer is the Originator or an Affiliate thereof), as applicable, to repurchase any Receivable in accordance with the terms of the Sale and Servicing Agreement or the Purchase and Sale Agreement, as the case may be), or any representation or warranty of the Issuer, the Seller, the Originator or the Servicer (so long as the Servicer is the Originator or an Affiliate thereof) made in any Basic Document or in any certificate or other writing delivered pursuant to any Basic Document or in connection therewith (including any Servicer’s Certificate or any Borrowing Base Certificate) proving to have been incorrect in any material respect as of the time when the same shall have been made or deemed to have been made, and such default shall continue or not be cured within 30 days from written notice by the Trustee or the Holders of at least 25% of the Outstanding Amount of the Notes to the Issuer, the Seller, the Originator or the Servicer, as the case may be, or the circumstance or condition in respect of which such misrepresentation or warranty was incorrect shall not have been eliminated or otherwise cured within 30 days from written notice by the Trustee or the Holders of at least 25% of the Outstanding Amount of the Notes to the Issuer, the Seller, the Originator or the Servicer, as the case may be; provided that no breach shall be deemed to occur hereunder in respect of any representation or warranty relating to eligibility of any Receivable on the Closing Date or any related Funding Date to the extent the Seller and the Originator, as applicable, have repurchased such Receivable in accordance with the provisions of the Sale and Servicing Agreement and the Purchase and Sale Agreement, as applicable;

(iv) the failure by the Seller, the Originator or the Servicer (so long as the Servicer is the Originator or an Affiliate thereof) to repurchase any Receivable in accordance with the terms of the Sale and Servicing Agreement or the Purchase and Sale Agreement, as the case may be;

(v) an Insolvency Event with respect to the Issuer, the Seller, the Originator or the Servicer (so long as the Servicer is the Originator or an Affiliate thereof) shall have occurred;

(vi) a Borrowing Base Deficiency shall exist and not be cured within two (2) Business Days;

(vii) the Internal Revenue Service shall file notice of a Lien pursuant to Section 6323 of the Code with regard to any assets of the Issuer or any material portion of the assets of the Seller or the Originator and such Lien shall not have been released within 30 days, or the Pension Benefit Guaranty Corporation shall file notice of a Lien pursuant to Section 4068 of ERISA with regard to any of the assets of the Issuer or the Seller or the Originator and such Lien shall not have been released within 30 days;

(viii) (a) any Basic Document or any Lien granted thereunder by the Issuer, the Originator or the Seller shall (except in accordance with its terms or except as expressly permitted by the Basic Documents), in whole or in part, terminate, cease to be effective or cease to be the legally valid, binding and enforceable obligation of the Issuer, the Originator or the Seller; or (b) the Issuer, the Originator or the Seller or any other party shall, directly or indirectly, contest in any manner such effectiveness, validity, binding nature or enforceability of any Basic Document; or (c) except as expressly permitted by the Basic Documents, any Lien securing the payment of the Notes shall, in whole or in part, not be or cease to be a perfected first priority security interest against the Issuer;

(ix) a Servicer Termination Event shall have occurred;

(x) the Issuer or the Seller shall fail to pay any principal of or premium or interest on any indebtedness having a principal amount of $250,000 or greater, or the Originator shall fail to pay any principal of or premium or interest on any indebtedness for borrowed money having a principal amount of $1,000,000 or greater, in each case, when the same becomes due and payable (whether by scheduled maturity, required prepayment, acceleration, demand or otherwise) and such failure shall continue after the applicable grace period, if any, specified in the agreement or instrument relating to such indebtedness; or any other default under any agreement or instrument relating to any such indebtedness of the Issuer, the Seller or the Originator, as applicable, or any other event, shall occur and shall continue after the applicable grace period, if any, specified in such agreement or instrument if the effect of such default or event is to accelerate, or to permit the acceleration of, the maturity of such indebtedness; or any such indebtedness shall be declared to be due and payable or required to be prepaid (other than by a regularly scheduled required prepayment), redeemed, purchased or defeased, or an offer to prepay, redeem, purchase or defease such indebtedness shall be required to be made, in each case, prior to the stated maturity thereof;

(xi) a notice of termination with respect to the Lockbox Agreement shall have been delivered, or a termination of the Lockbox Agreement shall have otherwise occurred, and a replacement Lockbox Bank acceptable to the Noteholders shall not have executed a Lockbox Agreement in form and substance satisfactory to the Noteholders within 30 days of such notice or termination;

(xii) a Change of Control or a Material Adverse Change shall have occurred with respect to the Issuer, the Originator or the Seller, as applicable;

(xiii) the Issuer shall become an investment company required to be registered under the Investment Company Act;

(xiv) any final judgment or ruling shall have been rendered against, or any settlement entered into by, the Originator or any subsidiary thereof, excluding the Issuer, which judgment, ruling or settlement exceeds, in the aggregate, $1,000,000 or any final judgment or ruling shall have been rendered against the Issuer; provided, in either case, that such final judgment, ruling or settlement shall have remained unpaid, and enforcement thereof shall have remained unstayed and unbonded, for a period in excess of 60 days from the date of entry of such judgment or ruling or the date of effectiveness of such settlement;

(xv) the Notes shall cease to be rated at least Baa3 by Moody’s; or

(xvi) any Hedge Agreement shall fail to be in full force and effect in accordance with the Basic Documents.

        (b)     The Issuer shall deliver to the Trustee, within five (5) Business Days after an Executive Officer of the Issuer obtaining knowledge of the occurrence thereof, written notice in the form of an Officer’s Certificate of any Event of Default which has occurred or any event which either with the giving of notice or the lapse of time, or both, would become an Event of Default under clauses (iii) through (xvi), its status and what action the Issuer is taking or proposes to take with respect thereto.

        SECTION 5.2     Rights Upon Event of Default. If an Event of Default shall have occurred and be continuing, the Trustee or Holders of at least a majority of the Outstanding Amount of the Notes may declare the Notes to be immediately due and payable at par, together with accrued interest thereon. If an Event of Default pursuant to Section 5.1(a)(v) hereof has occurred and is continuing, the Notes shall become immediately due and payable. In addition, if an Event of Default shall have occurred and be continuing, the Noteholders may exercise any of the remedies specified in Section 5.4.

        At any time after such declaration of acceleration of maturity has been made and before a judgment or decree for payment of the money due has been obtained by the Trustee as hereinafter in this Article V provided, the Holders of at least a majority of the Outstanding Amount of the Notes may, by written notice to the Issuer and the Trustee, rescind and annul such declaration and its consequences if the Issuer has paid or deposited with the Trustee a sum sufficient to pay:

(i) all payments of principal of and interest on the Notes and all other amounts that would then be due hereunder or upon the Note if the Event of Default giving rise to such acceleration had not occurred; and

(ii) all sums paid or advanced by the Trustee hereunder and the reasonable compensation, expenses, disbursements and advances of the Trustee and its agents and counsel; and

(iii) all Events of Default, other than the nonpayment of the principal of the Notes that has become due solely by such acceleration, have been cured or waived as provided in Section 5.13.

        No such rescission shall affect any subsequent default or impair any right consequent thereto.

        SECTION 5.3     Collection of Indebtedness and Suits for Enforcement by Trustee.

        (a)     The Issuer covenants that if an Event of Default described in Section 5.1(a)(i) or (a)(ii) occurs and is continuing, the Issuer will, upon demand of the Trustee, pay to it, for the benefit of the Noteholders, the outstanding principal amount of and interest on the Notes, with interest upon the overdue principal, and, to the extent payment at such rate of interest shall be legally enforceable, upon overdue installments of interest, at the Note Interest Rate and in addition thereto such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee and its agents and counsel.

        (b)     If an Event of Default occurs and is continuing, the Trustee may, subject to the prior written consent of the Noteholders, and shall, at the written direction of the Noteholders, proceed to protect and enforce its rights and the rights of the Noteholders by such appropriate Proceedings as the Trustee or the Noteholders shall deem most effective to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy or legal or equitable right vested in the Trustee by this Indenture or by law.

        (c)     In case there shall be pending, relative to the Issuer or any other obligor upon the Note or any Person having or claiming an ownership interest in the Trust Estate, proceedings under Title 11 of the United States Code or any other applicable Federal or state bankruptcy, insolvency or other similar law, or in case a receiver, assignee or trustee in bankruptcy or reorganization, liquidator, sequestrator or similar official shall have been appointed for or taken possession of the Issuer or its property or such other obligor or Person, or in case of any other comparable judicial proceedings relative to the Issuer or other obligor upon the Notes, or to the creditors or property of the Issuer or such other obligor, the Trustee, irrespective of whether the principal of the Notes shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Trustee shall have made any demand pursuant to the provisions of this Section, shall be entitled and empowered, by intervention in such Proceedings or otherwise:

(i) to file and prove a claim or claims for the whole amount of principal and interest owing and unpaid in respect of the Notes and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for reasonable compensation to the Trustee and each predecessor Trustee, and their respective agents, attorneys and counsel, and for reimbursement of all expenses and liabilities incurred, and all advances made, by the Trustee and each predecessor Trustee, except as a result of gross negligence, bad faith or willful misconduct) and of the Noteholders allowed in such Proceedings;

(ii) unless prohibited by applicable law and regulations, to vote on behalf of the Noteholders in any election of a trustee, a standby trustee or person performing similar functions in any such proceedings;

(iii) to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute all amounts received with respect to the claims of the Noteholders and of the Trustee on their behalf; and

(iv) to file such proofs of claim and other papers or documents as may be necessary or advisable in order to have the claims of the Trustee or the Noteholders allowed in any judicial proceedings relative to the Issuer, its creditors and its property;

and any trustee, receiver, liquidator, custodian or other similar official in any such proceeding is hereby authorized by the Noteholders to make payments to the Trustee, and, in the event that the Trustee shall consent to the making of payments directly to the Noteholders, to pay to the Trustee such amounts as shall be sufficient to cover reasonable compensation to the Trustee, each predecessor Trustee and their respective agents, attorneys and counsel, and all other expenses and liabilities incurred, and all advances made, by the Trustee and each predecessor Trustee except as a result of gross negligence or bad faith.

        (d)     Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or vote for or accept or adopt on behalf of the Noteholders any plan of reorganization, arrangement, adjustment or composition affecting the Notes or the rights of the Noteholders or to authorize the Trustee to vote in respect of the claim of the Noteholders in any such proceeding except, as aforesaid, to vote for the election of a trustee in bankruptcy or similar person.

        (e)     All rights of action and of asserting claims under this Indenture or under the Notes, may be enforced by the Trustee without the possession of the Notes or the production thereof in any trial or other Proceedings relative thereto, and any such action or Proceedings instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment, subject to the payment of the expenses, disbursements and compensation of the Trustee, each predecessor Trustee and their respective agents and attorneys, shall be for the benefit of the Noteholders.

        (f)     In any Proceedings brought by the Trustee (and also any proceedings involving the interpretation of any provision of this Indenture or any other Basic Document), the Trustee shall be held to represent the Noteholders, and it shall not be necessary to make the Noteholders a party to any such Proceedings.

        SECTION 5.4     Remedies. If an Event of Default shall have occurred and be continuing, the Holders of at least a majority of the Outstanding Amount of the Notes may do one or more of the following (subject to Sections 5.5 and 6.2(e)):

(i) institute or direct the Trustee in writing to institute Proceedings in its own name and as trustee of an express trust for the collection of all amounts then payable on the Notes or under this Indenture with respect thereto, whether by declaration or otherwise, enforce any judgment obtained, and collect from the Issuer and any other obligor upon the Notes moneys adjudged due;

(ii) institute or direct the Trustee in writing to institute Proceedings from time to time for the complete or partial foreclosure of this Indenture with respect to the Trust Estate;

(iii) exercise or direct the Trustee in writing to exercise any remedies of a secured party under the UCC and take any other appropriate action to protect and enforce the rights and remedies of the Trustee and the Issuer Secured Parties; and

(iv) sell or direct the Trustee in writing to sell the Trust Estate or any portion thereof or rights or interest therein, at one or more public or private sales (including, without limitation, the sale of the Collateral in connection with a securitization thereof) called and conducted in any manner permitted by law; provided, however, that the Trustee may not sell or otherwise liquidate the Trust Estate following an Event of Default, other than an Event of Default described in Section 5.1(i) or (ii), unless (A) the Holders of 100% of the Outstanding Amount of the Notes consent thereto, (B) the proceeds of such sale or liquidation distributable to the Noteholders are sufficient to discharge in full all amounts then due and unpaid upon such Notes for principal and interest or (C) it is determined that the Trust Estate will not continue to provide sufficient funds for the payment of principal of and interest on the Notes as they would have become due if the Notes had not been declared due and payable, and the Trustee obtains the consent of Holders of 66-2/3% of the Outstanding Amount of the Notes. In determining such sufficiency or insufficiency with respect to clause (B) and (C), the Trustee may, but need not, obtain and conclusively rely upon an opinion of an Independent investment banking or accounting firm of national reputation as to the feasibility of such proposed action and as to the sufficiency of the Trust Estate for such purpose.

        SECTION 5.5     Optional Preservation of the Receivables. If the Notes have been declared to be due and payable under Section 5.2 following an Event of Default and such declaration and its consequences have not been rescinded and annulled, the Trustee may, but need not, elect to maintain possession of the Trust Estate. It is the desire of the parties hereto and the Noteholders that there be at all times sufficient funds for the payment of principal of and interest on the Notes, and the Trustee shall take such desire into account when determining whether or not to maintain possession of the Trust Estate. In determining whether to maintain possession of the Trust Estate, the Trustee may, but need not, obtain and conclusively rely upon an opinion of an Independent investment banking or accounting firm of national reputation as to the feasibility of such proposed action and as to the sufficiency of the Trust Estate for such purpose.

        SECTION 5.6     Priorities.

        (a)     Following the acceleration of the Notes pursuant to Section 5.2, the Available Funds, together with any other amounts on deposit in the Pledged Accounts, including any money or property collected pursuant to Section 5.4 of this Indenture shall be applied by the Trustee on the related Payment Date in the order of priority specified in Section 5.6 of the Sale and Servicing Agreement.

        (b)     The Trustee may fix a record date and Payment Date for any payment to Noteholders pursuant to this Section. At least 15 days before such record date the Issuer shall mail to the Noteholders and the Trustee a notice that states such record date, the Payment Date and the amount to be paid.

        SECTION 5.7     Limitation of Suits. No Holder of a Note shall have any right to institute any Proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless:

(i) such Holder has previously given written notice to the Trustee of a continuing Event of Default;

(ii) the Holders of not less than 25% of the Outstanding Amount of the Notes have made a written request to the Trustee to institute such Proceeding in respect of such Event of Default in its own name as Trustee hereunder;

(iii) such Holder or Holders have offered to the Trustee indemnity satisfactory to it against the costs, expenses and liabilities to be incurred in complying with such request;

(iv) the Trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute such Proceedings; and

(v) no direction inconsistent with such written request has been given to the Trustee during such 60-day period by the Holders of at least a majority of the Outstanding Amount of the Notes; it being understood and intended that no Holder of a Note shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other Holder of a Note or to obtain or to seek to obtain priority or preference over any other Holder or to enforce any right under this Indenture, except in the manner herein provided and it being understood that if the Notes are held solely by the initial Holder or an Affiliate thereof, such initial Holder or Affiliate may directly institute any Proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy.

        SECTION 5.8     Unconditional Rights of the Noteholders To Receive Principal and Interest. Notwithstanding any other provisions of this Indenture, the Noteholders shall have the right, which is absolute and unconditional, to receive payment of the principal of and interest, if any, on the Notes on or after the respective due dates thereof expressed in the Notes or in this Indenture and to institute suit for the enforcement of any such payment, and such right shall not be impaired without the consent of the Noteholders.

        SECTION 5.9     Restoration of Rights and Remedies. If the Trustee or the Noteholders have instituted any Proceeding to enforce any right or remedy under this Indenture and such Proceeding has been discontinued or abandoned for any reason or has been determined adversely to the Trustee or to the Noteholders, then and in every such case the Issuer, the Trustee and the Noteholders shall, subject to any determination in such Proceeding, be restored severally and respectively to their former positions hereunder, and thereafter all rights and remedies of the Trustee and the Noteholders shall continue as though no such Proceeding had been instituted.

        SECTION 5.10     Rights and Remedies Cumulative. No right or remedy herein conferred upon or reserved to the Noteholders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

        SECTION 5.11     Delay or Omission Not a Waiver. No delay or omission of the Noteholders to exercise any right or remedy accruing upon any Default or Event of Default shall impair any such right or remedy or constitute a waiver of any such Default or Event of Default or an acquiescence therein. Every right and remedy given by this Article V or by law to the Trustee or to the Noteholders may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the Noteholders, as the case may be.

        SECTION 5.12     Control by Noteholders. The Holders of a majority of the Outstanding Amount of the Notes shall have the right to direct the time, method and place of conducting any Proceeding for any remedy available to the Trustee with respect to the Notes or exercising any trust or power conferred on the Trustee; provided that:

        (a)     such direction shall not be in conflict with any rule of law or with this Indenture;

        (b)     subject to the express terms of Section 5.4, any direction to the Trustee to sell or liquidate the Trust Estate shall be by the Holders of Notes representing not less than 100% of the Outstanding Amount of the Notes;

        (c)     if the conditions set forth in Section 5.5 have been satisfied and the Trustee elects to retain the Trust Estate pursuant to such Section, then any direction to the Trustee by Holders of Notes representing less than 100% of the Outstanding Amount of the Notes to sell or liquidate the Trust Estate shall be of no force and effect; and

        (d)     the Trustee may take any other action deemed proper by the Trustee that is not inconsistent with such direction;

        provided, however, that, subject to Section 6.1, the Trustee need not take any action that it determines might involve it in liability or might materially adversely affect the rights of any Noteholders not consenting to such action.

        SECTION 5.13     Waiver of Past Defaults. Prior to the declaration of the acceleration of the maturity of the Notes as provided in Section 5.2, the Holders of not less than a majority of the Outstanding Amount of the Notes may waive any past Default or Event of Default and its consequences except a Default (a) in payment of principal of or interest on any of the Notes or (b) in respect of a covenant or provision hereof which cannot be modified or amended without the consent of the Holder of each Note. In the case of any such waiver, the Issuer, the Trustee and the Noteholders shall be restored to their former positions and rights hereunder, respectively; but no such waiver shall extend to any subsequent or other Default or Event of Default or impair any right consequent thereto.

        Upon any such waiver, such Default or Event of Default shall cease to exist and be deemed to have been cured and not to have occurred, and any Event of Default arising therefrom shall be deemed to have been cured and not to have occurred, for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other Default or Event of Default or impair any right consequent thereto.

        SECTION 5.14     Undertaking for Costs. All parties to this Indenture agree, and each Noteholder by its acceptance of a Note shall also be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken, suffered or omitted by it as Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys’fees, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section shall not apply to (a) any suit instituted by the Trustee, (b) any suit instituted by the Noteholders holding in the aggregate more than 10% of the Invested Amount of the Notes or (c) any suit instituted by the Noteholders for the enforcement of the payment of principal of or interest on the Notes on or after the respective due dates expressed in the Notes and in this Indenture.

        SECTION 5.15     Waiver of Stay or Extension Laws. The Issuer covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead or in any manner whatsoever, claim or take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force, that may affect the covenants or the performance of this Indenture; and the Issuer (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law, and covenants that it will not hinder, delay or impede the execution of any power and any right of the Issuer to take such action shall be suspended.

        SECTION 5.16     Sale of Trust Estate.

        (a)     To the extent permitted by applicable law, the Trustee shall not in any private sale sell to a third party the Trust Estate, or any portion thereof unless,

(i) the Noteholders consents to or directs the Trustee in writing to make such sale; or

(ii) the proceeds of such sale would be not less than the sum of all amounts due on the entire unpaid principal amount of the Notes and interest due or to become due thereon in accordance with Section 5.6 hereof on the Payment Date next succeeding the date of such sale.

        (b)     For any public sale of the Trust Estate, the Trustee shall have provided the Noteholders with notice of such sale at least two weeks in advance of such sale which notice shall specify the date, time and location of such sale.

        (c)     In connection with a sale of all or any portion of the Trust Estate:

(i) the Noteholders may bid for and purchase the property offered for sale, and may hold, retain, possess and dispose of such property, and the Noteholders may, in paying the purchase money therefor, deliver in lieu of cash any Outstanding Note or claims for interest thereon for credit in the amount that shall, upon distribution of the net proceeds of such sale, be payable thereon, and the Notes, in case the amounts so payable thereon shall be less than the amount due thereon, shall be returned to the Noteholders after being appropriately stamped to show such partial payment;

(ii) the Trustee shall execute and deliver an appropriate instrument of conveyance transferring its interest in any portion of the Trust Estate in connection with a sale thereof; and

(iii) the Trustee is hereby irrevocably appointed the agent and attorney-in-fact of the Issuer to transfer and convey its interest in any portion of the Trust Estate in connection with a sale thereof, and to take all action necessary to effect such sale.

        (d)     The method, manner, time, place and terms of any sale of all or any portion of the Trust Estate shall be commercially reasonable.

        SECTION 5.17     Performance and Enforcement of Certain Obligations.

        (a)     Promptly following a request from the Trustee or the Holders of at least a majority of the Outstanding Amount of the Notes to do so, the Issuer shall take all such lawful action as the Trustee or the Noteholders may request to enable the Issuer to enforce its rights in respect of the performance and observance by the Seller, the Originator and the Servicer, as applicable, of each of their obligations to the Issuer under or in connection with the Basic Documents in accordance with the terms thereof, and to exercise any and all rights, remedies, powers and privileges lawfully available to the Issuer under or in connection with the Basic Documents to the extent and in the manner directed by the Trustee or the Noteholders, including the transmission of notices of default on the part of the Seller, the Originator or the Servicer thereunder and the institution of Proceedings to compel or secure performance by the Seller, the Originator or the Servicer of each of their obligations under the Basic Documents.

        (b)     If an Event of Default has occurred and is continuing, the Trustee shall, subject to Section 6.2(e) and at the written direction of the Holders of at least a majority of the Outstanding Amount of the Notes, exercise all rights, remedies, powers, privileges and claims of the Issuer against the Seller, the Originator or the Servicer under or in connection with the Basic Documents, including the right or power to take any action to compel or secure performance or observance by the Seller, the Originator or the Servicer of each of their obligations to the Issuer thereunder and to give any consent, request, notice, direction, approval, extension or waiver under the Basic Documents, and any right of the Issuer to take such action shall be suspended.

ARTICLE VI

THE TRUSTEE

        SECTION 6.1     Duties of Trustee.

        (a)     If an Event of Default has occurred and is continuing, the Trustee shall exercise the rights and powers vested in it by this Indenture and the other Basic Documents and use the same degree of care and skill in their exercise as a prudent person would exercise or use under the circumstances in the conduct of such person’s own affairs.

        (b)     Except during the continuance of an Event of Default:

(i) the Trustee undertakes to perform such duties and only such duties as are specifically set forth in this Indenture and each of the other Basic Documents to which it is a party and no implied covenants or obligations shall be read into this Indenture against the Trustee; and

(ii) in the absence of bad faith on its part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture; however, the Trustee shall examine the certificates and opinions to determine whether or not they conform on their face to the requirements of this Indenture.

        (c)     The Trustee may not be relieved from liability for its own grossly negligent action, its own grossly negligent failure to act or its own willful misconduct, except that:

(i) this paragraph does not limit the effect of paragraph (b) of this Section;

(ii) the Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer unless it is proved that the Trustee was grossly negligent in ascertaining the pertinent facts; and

(iii) the Trustee shall not be liable with respect to any action it takes or omits to take in good faith in accordance with a direction received by it hereunder.

        (d)     The Trustee shall not be liable for interest on any money received by it.

        (e)     Money held in trust by the Trustee need not be segregated from other funds except to the extent required by law or the terms of this Indenture or the Sale and Servicing Agreement.

        (f)     No provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur liability, financial or otherwise, in the performance of any of its duties hereunder or in the exercise of any of its rights or powers, if it shall have reasonable grounds to believe that repayment of such funds or indemnity satisfactory to it against such risk or liability is not reasonably assured to it.

        (g)     Every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Section.

        (h)     The Trustee shall permit, upon its receipt of prior written notice, any representative of the Noteholders, during the Trustee’s normal business hours, to examine all books of account, records, reports and other papers of the Trustee relating to the Note, to make copies and extracts therefrom and to discuss the Trustee’s affairs and actions, as such affairs and actions relate to the Trustee’s duties with respect to the Note, with the Trustee’s officers and employees responsible for carrying out the Trustee’s duties with respect to the Note.

        (i)     The Trustee shall, and hereby agrees that it will, perform all of the obligations and duties required of it under the Sale and Servicing Agreement.

        (j)     Except for actions expressly authorized by this Indenture, the Trustee shall take no action reasonably likely to impair the security interests created or existing under any Receivable or Financed Equipment or to impair the value of any Receivable or Financed Equipment.

        SECTION 6.2     Rights of Trustee. Subject to Section 6.1 and this Section 6.2, the Trustee shall be fully protected and shall incur no liability to the Issuer or the Noteholders in relying upon the accuracy, acting in reliance upon the contents, and assuming the genuineness of any notice, demand, certificate, signature, instrument or other document reasonably believed by the Trustee to be genuine and to have been duly executed by the appropriate signatory.

        (a)     Before the Trustee acts or refrains from acting, it may require an Officer’s Certificate and/or an Opinion of Counsel. Subject to Section 6.1(b), the Trustee shall not be liable for any action it takes or omits to take in good faith in reliance on the Officer’s Certificate and/or an Opinion of Counsel.

        (b)     The Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys or a custodian or nominee, and the Trustee shall not be responsible for any misconduct or negligence on the part of, or for the supervision of the Servicer, the Backup Servicer or any other such agent, attorney, custodian or nominee appointed with due care by it hereunder.

        (c)     The Trustee shall not be liable for any action it takes or omits to take in good faith which it believes to be authorized or within its rights or powers; provided, however, that the Trustee’s conduct does not constitute willful misconduct, gross negligence or bad faith.

        (d)     The Trustee may consult with counsel, and the advice or opinion of counsel with respect to legal matters relating to this Indenture and the Notes shall be full and complete authorization and protection from liability in respect to any action taken, omitted or suffered by it hereunder in good faith and in accordance with the advice or opinion of such counsel.

        (e)     The Trustee shall be under no obligation to institute, conduct or defend any litigation under this Indenture or in relation to this Indenture, at the request, order or direction of the Noteholders, pursuant to the provisions of this Indenture, unless the Noteholders shall have offered to the Trustee security or indemnity satisfactory to it against the costs, expenses and liabilities that may be incurred therein or thereby.

        (f)     The Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or document, unless requested in writing to do so by the Noteholders; provided, however, that if the payment within a reasonable time to the Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trustee, not reasonably assured to the Trustee by the security afforded to it by the terms of this Indenture or the Sale and Servicing Agreement, the Trustee may require indemnity satisfactory to it against such cost, expense or liability as a condition to so proceeding; the reasonable expense of every such examination shall be paid by the Person making such request, or, if paid by the Trustee, shall be reimbursed by the Person making such request upon demand.

        (g)     Except as expressly provided in the Basic Documents in respect of written standing investment or reinvestment instructions, the Trustee shall have no obligation to invest and reinvest any cash held by it in the absence of timely and specific written investment direction from the Issuer or the Servicer. In no event shall the Trustee be liable for investment losses incurred in respect of any Pledged Account. The Trustee shall have no liability in respect of losses incurred as a result of the liquidation of any investment prior to its stated maturity or the failure of the Issuer to provide timely written investment directions.

        (h)     Anything in this Indenture to the contrary notwithstanding, in no event shall the Trustee be liable for special, indirect or consequential loss or damage of any kind whatsoever (including but not limited to lost profits), even if the Trustee has been advised of the likelihood of such loss or damage and regardless of the form of action.

        SECTION 6.3     Individual Rights of Trustee. The Trustee in its individual or any other capacity may become the owner or pledgee of the Notes and may otherwise deal with the Issuer or its Affiliates with the same rights it would have if it were not the Trustee. Any Note Paying Agent, Note Registrar, co-registrar or co-paying agent may do the same with like rights. However, the Trustee must comply with Section 6.11.

        SECTION 6.4     Trustee’s Disclaimer. The Trustee shall not be responsible for and makes no representation as to the validity, sufficiency or adequacy of this Indenture, the Trust Estate, the Collateral or the Notes, it shall not be accountable for the Issuer’s use of the proceeds from the Notes, and it shall not be responsible for any statement of the Issuer in the Indenture or in any document issued in connection with the sale of the Notes or in the Notes other than the Trustee’s certificate of authentication.

        SECTION 6.5     Notice of Defaults. If an Event of Default occurs and is continuing and if it is either known by, or written notice of the existence thereof has been delivered to, a Responsible Officer of the Trustee, the Trustee shall mail to the Noteholders notice of the Event of Default within three (3) Business Days after such knowledge or notice occurs. Except in the case of a Event of Default in payment of principal of or interest on the Notes (including payments pursuant to the mandatory redemption provisions of the Notes, if any), the Trustee may withhold the notice if and so long as a Responsible Officer in good faith determines that withholding the notice is in the interests of the Noteholders.

        SECTION 6.6     Reports by Trustee to the Noteholders, etc. The Trustee shall on behalf of the Issuer deliver to the Noteholders such information as may be reasonably requested to enable each Holder to prepare its Federal and state income tax returns. At the request of the Issuer, the Trustee shall deliver to the Issuer and the Originator such information as may be reasonably requested to enable the Issuer and the Originator to prepare their respective Federal and state income tax returns.

        SECTION 6.7     Compensation and Indemnity.

        (a)     Pursuant to and subject to the limitations of the Sale and Servicing Agreement, the Issuer shall pay to the Trustee from time to time compensation for its services in accordance with a separate fee letter between the Issuer and the Trustee. The Trustee’s compensation shall not be limited by any law on compensation of a trustee of an express trust. The Issuer shall reimburse the Trustee, pursuant to and subject to the limitations of the Sale and Servicing Agreement, for all reasonable out-of-pocket expenses incurred or made by it, including costs of collection, in addition to the compensation for its services. Such expenses shall include the reasonable compensation and expenses, disbursements and advances of the Trustee’s agents, counsel, accountants and experts. The Issuer shall or shall cause the Servicer to indemnify the Trustee against any and all loss, liability or expense incurred by the Trustee without willful misfeasance, gross negligence or bad faith on its part arising out of or in connection with the acceptance or the administration of this trust and the performance of its duties hereunder and under the other Basic Documents, including the costs and expenses of defending itself against any claim or liability in connection therewith. The Trustee shall notify the Issuer and the Servicer promptly of any claim for which it may seek indemnity. Failure by the Trustee to so notify the Issuer and the Servicer shall not relieve the Issuer of its obligations hereunder or the Servicer of its obligations under Article XII of the Sale and Servicing Agreement. The Trustee may have separate counsel and the Issuer shall or shall cause the Servicer to pay the reasonable fees and expenses of such counsel. Neither the Issuer nor the Servicer need reimburse any expense or indemnify against any loss, liability or expense incurred by the Trustee through the Trustee’s own willful misconduct, gross negligence or bad faith.

        (b)     The Issuer’s payment obligations to the Trustee pursuant to this Section shall survive the discharge of this Indenture and the earlier resignation or removal of the Trustee. When the Trustee incurs expenses after the occurrence of a Default specified in Section 5.1(a)(v) with respect to the Issuer, the expenses are intended to constitute expenses of administration under Title 11 of the United States Code or any other applicable Federal or state bankruptcy, insolvency or similar law. Notwithstanding anything else set forth in this Indenture or the other Basic Documents, the recourse of the Trustee hereunder and under the other Basic Documents shall be to the Trust Estate only and specifically shall not be recourse to the other assets of the Issuer or the assets of the Noteholders.

        SECTION 6.8     Replacement of Trustee. The Issuer may, with the consent of the Holders of at least a majority of the Outstanding Amount of the Notes, and shall remove the Trustee at the request of the Holders of at least a majority of the Outstanding Amount of the Notes or if:

(i) the Trustee fails to comply with Section 6.11 or the Trustee fails to perform any other material covenant or agreement of the Trustee set forth in the Basic Documents to which the Trustee is a party and such failure continues for 45 days after written notice of such failure from the Noteholders;

(ii) an Insolvency Event with respect to the Trustee occurs; or

(iii) the Trustee otherwise becomes incapable of acting.

        If the Trustee resigns or is removed or if a vacancy exists in the office of Trustee for any reason (the Trustee in such event being referred to herein as the retiring Trustee), the Issuer shall promptly appoint a successor Trustee acceptable to the Noteholders. If the Issuer fails to appoint such a successor Trustee, the Noteholders may appoint a successor Trustee.

        A successor Trustee shall deliver a written acceptance of its appointment to the retiring Trustee, the Noteholders and the Issuer, whereupon, the resignation or removal of the retiring Trustee shall become effective, and the successor Trustee shall have all the rights, powers and duties of the retiring Trustee under this Indenture, subject to satisfaction of the Rating Agency Condition. The retiring Trustee shall promptly transfer all property held by it as Trustee to the successor Trustee.

        If a successor Trustee does not take office within 60 days after the retiring Trustee resigns or is removed, the retiring Trustee, the Issuer or the Holders of a majority in Outstanding Amount of the Notes may petition any court of competent jurisdiction for the appointment of a successor Trustee.

        Any resignation or removal of the Trustee and appointment of a successor Trustee pursuant to any of the provisions of this Section shall not become effective until acceptance of appointment by the successor Trustee pursuant to Section 6.8.

        Notwithstanding the replacement of the Trustee pursuant to this Section, the Issuer’s and the Servicer’s obligations under Section 6.7 shall continue for the benefit of the retiring Trustee.

        SECTION 6.9     Successor Trustee by Merger.

        (a)     If the Trustee consolidates with, merges or converts into, or transfers all or substantially all its corporate trust business or assets to, another corporation or banking association, the resulting, surviving or transferee corporation without any further act shall be the successor Trustee. The Trustee shall provide the Rating Agencies written notice of any such transaction.

        (b)     In case at the time such successor or successors to the Trustee by merger, conversion or consolidation shall succeed to the trusts created by this Indenture the Note shall have been authenticated but not delivered, any such successor to the Trustee may adopt the certificate of authentication of any predecessor trustee, and deliver the Note so authenticated; and in case at that time the Notes shall not have been authenticated, any successor to the Trustee may authenticate the Notes either in the name of any predecessor hereunder or in the name of the successor to the Trustee; and in all such cases such certificates shall have the full force which it is anywhere in the Notes or in this Indenture provided that the certificate of the Trustee shall have.

        SECTION 6.10     Appointment of Co-Trustee or Separate Trustee. Notwithstanding any other provisions of this Indenture, at any time, for the purpose of meeting any legal requirement of any jurisdiction in which any part of the Trust Estate may at the time be located, the Trustee with the consent of the Noteholders shall have the power and may execute and deliver all instruments to appoint one or more Persons to act as a co-trustee or co-trustees, or separate trustee or separate trustees, of all or any part of the Trust Estate, and to vest in such Person or Persons, in such capacity and for the benefit of the Noteholders, such title to the Trust Estate, or any part thereof, and, subject to the other provisions of this Section, such powers, duties, obligations, rights and trusts as the Trustee may consider necessary or desirable. No co-trustee or separate trustee hereunder shall be required to meet the terms of eligibility as a successor trustee under Section 6.11 and no notice to the Noteholders of the appointment of any co-trustee or separate trustee shall be required under Section 6.8 hereof.

        (a)     Every separate trustee and co-trustee shall, to the extent permitted by law, be appointed and act subject to the following provisions and conditions:

(i) all rights, powers, duties and obligations conferred or imposed upon the Trustee shall be conferred or imposed upon and exercised or performed by the Trustee and such separate trustee or co-trustee jointly (it being understood that such separate trustee or co-trustee is not authorized to act separately without the Trustee joining in such act), except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed the Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Trust or any portion thereof in any such jurisdiction) shall be exercised and performed singly by such separate trustee or co-trustee, but solely at the direction of the Trustee;

(ii) no trustee hereunder shall be personally liable by reason of any act or omission of any other trustee hereunder, including acts or omissions of predecessor or successor trustees; and

(iii) the Trustee may at any time accept the resignation of or remove any separate trustee or co-trustee.

        (b)     Any notice, request or other writing given to the Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Indenture and the conditions of this Article VI. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Trustee or separately, as may be provided therein, subject to all the provisions of this Indenture, specifically including every provision of this Indenture relating to the conduct of, affecting the liability of, or affording protection to, the Trustee. Every such instrument shall be filed with the Trustee.

        (c)     Any separate trustee or co-trustee may at any time constitute the Trustee, its agent or attorney-in-fact with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Indenture on its behalf and in its name. If any separate trustee or co-trustee shall die, dissolve, become insolvent, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall invest in and be exercised by the Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.

        SECTION 6.11     Eligibility; Disqualification. The Trustee shall have a combined capital and surplus of at least $50,000,000 as set forth in its most recent published annual report of condition and subject to supervision or examination by federal or state authorities; and having a rating, both with respect to long-term and short-term unsecured obligations, of not less than investment grade by the Rating Agencies. The Trustee shall provide copies of such reports to the Noteholders and the Issuer upon request.

        SECTION 6.12     Appointment and Powers. Subject to the terms and conditions hereof, the Issuer and the Noteholders hereby appoint JPMorgan Chase Bank, National Association as the Trustee with respect to the Collateral, and JPMorgan Chase Bank, National Association hereby accepts such appointment and agrees to act as Trustee with respect to the Collateral for the Noteholders, to maintain custody and possession of such Collateral (except as otherwise provided hereunder) and to perform the other duties of the Trustee in accordance with the provisions of this Indenture and the other Basic Documents. The Noteholders hereby authorize the Trustee to take such action on their behalf, and to exercise such rights, remedies, powers and privileges hereunder, as the Noteholders may direct and as are specifically authorized to be exercised by the Trustee by the terms hereof, together with such actions, rights, remedies, powers and privileges as are reasonably incidental thereto. The Trustee shall act upon and in compliance with the written instructions of the Noteholders delivered pursuant to this Indenture promptly following receipt of such written instructions; provided that the Trustee shall not act in accordance with any instructions (i) which are not authorized by, or in violation of the provisions of, this Indenture, (ii) which are in violation of any applicable law, rule or regulation or (iii) for which the Trustee has requested but not received indemnity satisfactory to it.

        SECTION 6.13     Performance of Duties. The Trustee shall have no duties or responsibilities except those expressly set forth in this Indenture and the other Basic Documents to which the Trustee is a party or as directed by the Noteholders in accordance with this Indenture. The Trustee shall not be required to take any discretionary actions hereunder except at the written direction of the Noteholders in accordance with this Indenture and as provided in Section 5.12. The Trustee shall, and hereby agrees that it will, perform all of the duties and obligations required of it under the Sale and Servicing Agreement.

        SECTION 6.14     Representations and Warranties of the Trustee. The Trustee represents and warrants to the Issuer and to the Noteholders as follows:

        (a)     The Trustee is a national banking association, duly organized, validly existing and in good standing under the laws of the United States and is duly authorized and licensed under applicable law to conduct its business as presently conducted.

        (b)     The Trustee has all requisite right, power and authority to execute and deliver this Indenture and to perform all of its duties as Trustee hereunder.

        (c)     The execution and delivery by the Trustee of this Indenture and the other Basic Documents to which it is a party, and the performance by the Trustee of its duties hereunder and thereunder, have been duly authorized by all necessary corporate proceedings.

        (d)     The Trustee has duly executed and delivered this Indenture and each other Basic Document to which it is a party, and each of this Indenture and each such other Basic Document constitutes the legal, valid and binding obligation of the Trustee, enforceable against the Trustee in accordance with its terms, except as (i) such enforceability may be limited by bankruptcy, insolvency, reorganization and similar laws relating to or affecting the enforcement of creditors’ rights generally and (ii) the availability of equitable remedies may be limited by equitable principles of general applicability.

        SECTION 6.15     Waiver of Setoffs. The Trustee hereby expressly waives any and all rights of setoff that the Trustee may otherwise at any time have under applicable law with respect to any Pledged Account and agrees that amounts in the Pledged Accounts shall at all times be held and applied solely in accordance with the provisions hereof.

ARTICLE VII

[RESERVED]

ARTICLE VIII

COLLECTION OF MONEY AND RELEASES OF TRUST ESTATE

        SECTION 8.1     Collection of Money. Except as otherwise expressly provided herein and subject to the terms hereof, the Trustee may demand payment or delivery of, and shall receive and collect, directly and without intervention or assistance of any fiscal agent or other intermediary, all money and other property payable to or receivable by the Trustee pursuant to and in accordance with this Indenture and the Sale and Servicing Agreement. The Trustee shall apply all such money received by it as provided in this Indenture and the Sale and Servicing Agreement. Except as otherwise expressly provided in this Indenture or in the Sale and Servicing Agreement, if any default occurs in the making of any payment or performance under any agreement or instrument that is part of the Trust Estate, the Trustee may take such action as may be appropriate to enforce such payment or performance, including the institution and prosecution of appropriate Proceedings. Any such action shall be without prejudice to any right to claim a Default or Event of Default under this Indenture and any right to proceed thereafter as provided in Article V.

        SECTION 8.2     Release of Trust Estate.

        (a)     Subject to the payment of its fees and expenses pursuant to Section 6.7, the Trustee may, and when required by the provisions of this Indenture shall, execute instruments to release property from the lien of this Indenture, in a manner and under circumstances that are not inconsistent with the provisions of this Indenture. No party relying upon an instrument executed by the Trustee as provided in this Article VIII shall be bound to ascertain the Trustee’s authority, inquire into the satisfaction of any conditions precedent or see to the application of any moneys.

        (b)     The Trustee shall, at such time as there is no Note outstanding and all sums due the Trustee pursuant to Section 6.7 and the other Secured Parties have been paid, release any remaining portion of the Trust Estate that secured the Note from the lien of this Indenture and release to the Issuer or any other Person entitled thereto any funds then on deposit in the Pledged Accounts. The Trustee shall release property from the lien of this Indenture pursuant to this Section 8.2(b) only upon receipt of an Issuer Request accompanied by an Officer’s Certificate, a copy of each of which shall also be delivered to the Noteholders.

        SECTION 8.3     Opinion of Counsel. Unless the Trustee otherwise consents, the Trustee shall receive at least four days’notice when requested by the Issuer to take any action pursuant to Section 8.2(a), accompanied by copies of any instruments involved, and the Trustee may also require as a condition to such action, an Opinion of Counsel in form and substance satisfactory to the Trustee, stating the legal effect of any such action, outlining the steps required to complete the same, and concluding that all conditions precedent to the taking of such action have been complied with. Counsel rendering any such opinion may rely, without independent investigation, on the accuracy and validity of any certificate or other instrument delivered to the Trustee in connection with any such action.

ARTICLE IX

SUPPLEMENTAL INDENTURES

        SECTION 9.1     Supplemental Indentures Without Consent of Noteholders. With the prior written consent of the Holders of not less than a majority of the Outstanding Amount of the Notes and subject to the satisfaction of the Rating Agency Condition, as evidenced to the Trustee, the Issuer and the Trustee, when authorized by an Issuer Order, at any time and from time to time, may enter into one or more indentures supplemental hereto, in form satisfactory to the Trustee, for any purpose; provided, however, that no such supplemental indenture shall, without the consent of the Holder of each Outstanding Note affected thereby:

        (a)     change the date of payment of any installment of principal of or interest on any Note, or reduce the principal amount thereof or the interest rate thereon, change the provision of this Indenture relating to the application of collections on, or the proceeds of the sale of, the Trust Estate to payment of principal of or interest on the Notes, or change any place of payment where, or the coin or currency in which, any Note or the interest thereon is payable, or impair the right to institute suit for the enforcement of the provisions of this Indenture requiring the application of funds available therefor, as provided in Article V, to the payment of any such amount due on the Notes on or after the respective due dates thereof;

        (b)     reduce the percentage of the Outstanding Amount of the Notes, the consent of the Holders of which is required for any such supplemental indenture, or the consent of the Holders of which is required for any waiver of compliance with certain provisions of this Indenture or certain defaults hereunder and their consequences provided for in this Indenture;

        (c)     modify or alter the exceptions to the definition of the term “Outstanding”;

        (d)     reduce the percentage of the Outstanding Amount of the Notes required to direct the Trustee to direct the Issuer to sell or liquidate the Trust Estate pursuant to Section 5.4;

        (e)     modify any provision of this Section except to increase any percentage specified herein or to provide that certain additional provisions of this Indenture or the Basic Documents cannot be modified or waived without the consent of the Holder of each Outstanding Note affected thereby;

        (f)     modify any of the provisions of this Indenture in such manner as to affect the calculation of the amount of any payment of interest or principal due on any Note on any Payment Date (including the calculation of any of the individual components of such calculation) or to affect the rights of the Holders of Notes to the benefit of any provisions for the mandatory redemption of the Notes contained herein; or

        (g)     permit the creation of any lien ranking prior to or on a parity with the lien of this Indenture with respect to any part of the Trust Estate or, except as otherwise permitted or contemplated in the Basic Documents, terminate the lien of this Indenture on any property at any time subject hereto or deprive the Holder of any Note of the security provided by the lien of this Indenture.

        The Trustee is hereby authorized to join in the execution of any such supplemental indenture and to make any further appropriate agreements and stipulations that may be therein contained.

        Unless otherwise specified by the Noteholders, it shall not be necessary for any Act of the Noteholders under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.

        Promptly after the execution by the Issuer and the Trustee of any supplemental indenture pursuant to this Section, the Trustee shall mail to the Noteholders a notice setting forth in general terms the substance of such supplemental indenture. Any failure of the Trustee to mail such notice, or any defect therein, shall not, however, in any way impair or affect the validity of any such supplemental indenture.

        SECTION 9.2     Execution of Supplemental Indentures. In executing, or permitting the additional trusts created by, any supplemental indenture permitted by this Article IX or the modifications thereby of the trusts created by this Indenture, the Trustee shall be entitled to receive, and subject to Sections 6.1 and 6.2, shall be fully protected in relying upon, an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture. The Trustee may, but shall not be obligated to, enter into any such supplemental indenture that affects the Trustee’s own rights, duties, liabilities or immunities under this Indenture or otherwise.

        SECTION 9.3     Effect of Supplemental Indenture. Upon the execution of any supplemental indenture pursuant to the provisions hereof, this Indenture shall be and be deemed to be modified and amended in accordance therewith, and the respective rights, limitations of rights, obligations, duties, liabilities and immunities under this Indenture of the Trustee, the Issuer and the Noteholders shall thereafter be determined, exercised and enforced hereunder subject in all respects to such modifications and amendments, and all the terms and conditions of any such supplemental indenture shall be and be deemed to be part of the terms and conditions of this Indenture for any and all purposes.

ARTICLE X

REPAYMENT AND PREPAYMENT OF NOTES

        SECTION 10.1     Repayment of the Notes; Optional Prepayment of the Notes; Reductions of Maximum Invested Amount. If the Facility Termination Date is determined in accordance with subsection (I) of the definition thereof, the outstanding principal balance of the Notes and all accrued and unpaid interest thereon will be amortized and shall be payable in full by the Final Scheduled Payment Date. If the Facility Termination Date is determined in accordance with subsection (II) of the definition thereof, such Facility Termination Date will result in immediate acceleration of the Notes pursuant to Section 5.2 hereof. If the Facility Termination Date is determined in accordance with subsection (III) of the definition thereof, the outstanding principal balance of the Notes and all accrued and unpaid interest thereon will be amortized and shall be payable in full by the third Payment Date following the relevant anniversary of the Closing Date. The Issuer shall notify the Trustee of the occurrence of the Facility Termination Date pursuant to subsection (II) or (III) of the definition thereof. The Issuer may, at its option, prepay the Invested Amount of the Notes, in whole or in part, at any time and without premium or penalty on any Business Day (such day the “Prepayment Date”) in accordance with Section 10.2. Simultaneous with any such prepayment, the Issuer shall pay all accrued and unpaid interest on the Invested Amount to be prepaid. The Issuer may, in accordance with Section 2.02 of the Note Purchase Agreement, elect to reduce the Maximum Invested Amount. Simultaneous with the effectiveness of any such reduction, the Issuer shall (i) prepay the Invested Amount such that, after giving effect to such reduction, the Invested Amount does not exceed the Maximum Invested Amount as so reduced and the Borrowing Base Deficiency is zero, and (ii) pay all accrued and unpaid interest on the Invested Amount being prepaid.

        SECTION 10.2     Notice of Prepayment. Notice of the prepayment of the Notes shall be given, upon the direction of the Issuer, by the Trustee by facsimile transmission, courier or first class mail, postage prepaid, mailed, faxed or couriered not less than five (5) days prior to the related Prepayment Date, to the Noteholders. All notices of prepayment shall state (i) the Prepayment Date, (ii) the Invested Amount to be prepaid, and (iii) the accrued and unpaid interest on the Invested Amount to be prepaid. Failure to give notice of prepayment, or any defect therein, to the Noteholders shall not impair or affect the validity of such prepayment.

        SECTION 10.3     General Procedures. The Invested Amount of the Notes shall not be considered reduced by any allocation, setting aside or distribution of any portion of the Available Funds unless such Available Funds shall have been actually paid to the Noteholders. The Invested Amount of the Notes shall not be considered repaid by any distribution of any portion of the Available Funds if at any time such distribution is rescinded or must otherwise be returned for any reason, in which event, if such amount has been returned by the Noteholders, such principal and/or interest shall be reinstated in an amount equal to the amount returned by the Noteholders. No provision of this Indenture shall require the payment or permit the collection of interest in excess of the maximum permitted by applicable law.

ARTICLE XI

MISCELLANEOUS

        SECTION 11.1     Compliance Certificates and Opinions, etc. Except as set forth herein, upon any application or request by the Issuer to the Trustee to take any action under any provision of this Indenture (other than any request by the Issuer for an Advance), the Issuer shall, upon the Trustee’s request, furnish to the Trustee, with a copy of each to the Noteholders, (i) an Officer’s Certificate stating that all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with, and (ii) an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent, if any, have been complied with, except that, in the case of any such application or request as to which the furnishing of such documents is specifically required by any provision of this Indenture, no such additional certificate or opinion need be furnished.

        Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture shall include:

(i) a statement that each signatory of such certificate or opinion has read or has caused to be read such covenant or condition and the definitions herein relating thereto;

(ii) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

(iii) a statement that, in the opinion of each such signatory, such signatory has made such examination or investigation as is necessary to enable such signatory, to express an informed opinion as to whether or not such covenant or condition has been complied with; and

(iv) a statement as to whether, in the opinion of each such signatory, such condition or covenant has been complied with.

        (b)     Other than with respect to Dollars, prior to the deposit of any Collateral or other property or securities with the Trustee that is to be made the basis for the release of any property or securities subject to the lien of this Indenture, the Issuer shall, in addition to any obligation imposed in Section 11.1(a) or elsewhere in this Indenture, furnish to the Trustee, with a copy thereof to the Noteholders, an Officer’s Certificate certifying or stating the opinion of each person signing such certificate as to the fair value (on the date of such deposit) to the Issuer of the Collateral or other property or securities to be so deposited.

        (c)     Other than with respect to the release of any Purchased Receivables or Liquidated Receivables or the release of any Receivables upon a mandatory or partial prepayment of the Notes pursuant to Section 10.1 and except as otherwise contemplated by the Basic Documents, whenever any property or securities are to be released from the lien of this Indenture, the Issuer shall also furnish to the Trustee, with a copy thereof to the Noteholders, an Officer’s Certificate certifying or stating the opinion of each person signing such certificate as to the fair value (within 90 days of such release) of the property or securities proposed to be released and stating that in the opinion of such person the proposed release will not impair the security under this Indenture in contravention of the provisions hereof.

        (d)     Notwithstanding Section 2.10 or any provision of this Section, the Issuer may (A) collect, liquidate, sell or otherwise dispose of Receivables as and to the extent permitted or required by the Basic Documents and (B) make cash payments out of the Pledged Accounts as and to the extent permitted or required by the Basic Documents.

        SECTION 11.2     Form of Documents Delivered to Trustee. In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

        (a)     Any certificate or opinion of an Authorized Officer of the Issuer may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which his or her certificate or opinion is based are erroneous. Any such certificate of an Authorized Officer or Opinion of Counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Servicer, the Seller, the Originator or the Issuer, stating that the information with respect to such factual matters is in the possession of the Servicer, the Seller, the Originator or the Issuer, unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous.

        (b)     Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

        (c)     Whenever in this Indenture, in connection with any application or certificate or report to the Trustee, it is provided that the Issuer shall deliver any document as a condition of the granting of such application, or as evidence of the Issuer’s compliance with any term hereof, it is intended that the truth and accuracy, at the time of the granting of such application or at the effective date of such certificate or report (as the case may be), of the facts and opinions stated in such document shall in such case be conditions precedent to the right of the Issuer to have such application granted or to the sufficiency of such certificate or report. The foregoing shall not, however, be construed to affect the Trustee’s right to rely upon the truth and accuracy of any statement or opinion contained in any such document as provided in Article VI.

        SECTION 11.3     Acts of the Noteholders. Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by the Noteholders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by the Noteholders in person or by agents duly appointed in writing; and except as herein otherwise expressly provided such action shall become effective when such instrument or instruments are delivered to the Trustee, and, where it is hereby expressly required, to the Issuer. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the “Act” of the Noteholders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and (subject to Section 6.1) conclusive in favor of the Trustee and the Issuer, if made in the manner provided in this Section.

        (a)     The fact and date of the execution by any person of any such instrument or writing may be proved in any customary manner of the Trustee.

        (b)     The ownership of the Notes shall be proved by the Note Register.

        (c)     Any request, demand, authorization, direction, notice, consent, waiver or other action by the Holder of any Notes shall bind the Holder of any Note issued upon the registration thereof or in exchange therefor or in lieu thereof, in respect of anything done, omitted or suffered to be done by the Trustee or the Issuer in reliance thereon, whether or not notation of such action is made upon the Note.

        SECTION 11.4     Notices, etc., to Trustee, Issuer, Noteholders and Rating Agencies. Any request, demand, authorization, direction, notice, consent, waiver or Act of the Noteholders or other documents provided or permitted by this Indenture to be made upon, given or furnished to or filed with, the Trustee, the Issuer, the Noteholders or the Rating Agencies shall be given in the manner set forth in the Sale and Servicing Agreement.

        SECTION 11.5     Waiver. Where this Indenture provides for notice in any manner, such notice may be waived in writing by any Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by a Noteholder shall be filed with the Trustee but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such a waiver.

        (a)     In case, by reason of the suspension of regular mail service as a result of a strike, work stoppage or similar activity, it shall be impractical to mail notice of any event to a Noteholder when such notice is required to be given pursuant to any provision of this Indenture, then any manner of giving such notice as shall be satisfactory to the Trustee shall be deemed to be a sufficient giving of such notice.

        (b)     Where this Indenture provides for notice to the Rating Agencies, failure to give such notice shall not affect any other rights or obligations created hereunder, and shall not under any circumstance constitute a Default or Event of Default.

        SECTION 11.6     Alternate Payment and Notice Provisions. Notwithstanding any provision of this Indenture or the Notes to the contrary, the Issuer may enter into any agreement with the Holder of a Notes providing for a method of payment, or notice by the Trustee or the Note Paying Agent to such Holder, that is different from the methods provided for in this Indenture for such payments or notices, provided that such methods are reasonable and consented to by the Trustee (which consent shall not be unreasonably withheld). The Issuer will furnish to the Trustee a copy of each such agreement and the Trustee will cause payments to be made and notices to be given in accordance with such agreements.

        SECTION 11.7     Effect of Headings and Table of Contents. The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

        SECTION 11.8     Successors and Assigns; Third Party Beneficiary. All covenants and agreements in this Indenture and the Notes by the Issuer shall bind its successors and assigns, whether so expressed or not. All agreements of the Trustee in this Indenture shall bind its successors. The successors and assigns of the Noteholders shall be third party beneficiaries to the provisions of this Indenture and shall be entitled to rely upon and to directly enforce the provisions of this Indenture.

        SECTION 11.9     Severability. In case any provision in this Indenture or in the Notes shall be invalid, illegal or unenforceable, the validity, legality, and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

        SECTION 11.10     Legal Holidays. In any case where the date on which any payment is due shall not be a Business Day, then (notwithstanding any other provision of the Note or this Indenture) payment need not be made on such date, but may be made on the next succeeding Business Day with the same force and effect as if made on the date on which nominally due, and no interest shall accrue for the period from and after any such nominal date.

        SECTION 11.11     Governing Law. THIS INDENTURE SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS (OTHER THAN SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW), AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

        SECTION 11.12     Counterparts. This Indenture may be, executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

        SECTION 11.13     Recording of Indenture. If this Indenture is subject to recording in any appropriate public recording offices, such recording is to be effected by the Issuer and at its expense accompanied by an Opinion of Counsel (which may be counsel reasonably acceptable to the Trustee) to the effect that such recording is necessary either for the protection of the Noteholders or any other person secured hereunder or for the enforcement of any right or remedy granted to the Trustee under this Indenture.

        SECTION 11.14     Issuer Obligation. No recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer or the Trustee on the Notes or under this Indenture or any certificate or other writing delivered in connection herewith or therewith, against (i) the Trustee in its individual capacity (ii) any owner of a beneficial interest in the Issuer or (iii) any partner, owner, beneficiary, agent, officer, director, employee or agent of the Trustee in its individual capacity, any holder of a beneficial interest in the Issuer or the Trustee or of any successor or assign of the Trustee in its individual capacity, except as any such Person may have expressly agreed (it being understood that the Trustee has no such obligations in its individual capacity) and except that any such partner, owner or beneficiary shall be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity.

        SECTION 11.15     No Petition. The Trustee, by entering into this Indenture, hereby covenants and agrees that it will not, at any time prior to the date which is one year and one day after the payment in full of all principal, interest, fees and other amounts in respect of the Notes, institute against the Issuer, or join in any institution against the Issuer of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any United States Federal or state bankruptcy or similar law in connection with any obligations relating to the Notes, this Indenture or any of the Basic Documents; provided, however, that nothing herein shall prohibit the Trustee from filing proofs of claim or otherwise participating in any such proceedings instituted by any other Person. This Section 11.15 shall survive the termination of this Indenture.

        SECTION 11.16     Inspection. The Issuer agrees that, on reasonable prior notice, it will permit any representative of the Noteholders or the Trustee, during the Issuer’s normal business hours, to examine all the books of account, records, reports, and other papers of the Issuer, to make copies and extracts therefrom, to cause such books to be audited by independent certified public accountants, and to discuss the Issuer’s affairs, finances and accounts with the Issuer’s officers, employees, and independent certified public accountants, all at such reasonable times and as often as may be reasonably requested; provided that unless an Event of Default has occurred and is continuing, representatives of the Noteholders shall be permitted to make such inspections and audits at the expense of the Issuer only once per year. The Trustee and the Noteholders shall and shall cause their representatives to hold in confidence all such information in accordance with the Sale and Servicing Agreement, except to the extent that the Trustee may reasonably determine that such disclosure is consistent with its obligations hereunder and the other Basic Documents.

        SECTION 11.17     Entire Agreement. This Agreement, together with the other Basic Documents, including the exhibits and schedules thereto, contains a final and complete integration of all prior expressions by the parties hereto with respect to the subject matter hereof and shall constitute the entire agreement among the parties hereto with respect to the subject matter hereof, superseding all previous oral statements and other writings with respect thereto.

        SECTION 11.18     Subordination Agreement. The Trustee and the Noteholders, by accepting the Notes, hereby covenant and agree that, to the extent it is deemed to have any interest in any assets of the Seller or the Originator, or a securitization vehicle related to the Seller or the Originator (other than the Issuer), dedicated to other debt obligations of the Seller or the Originator or debt obligations of any other securitization vehicle related to the Seller or the Originator (other than the Issuer), its interest in those assets is subordinate to claims or rights of such other debtholders to those other assets. Furthermore, the Trustee and the Noteholders, by accepting the Notes, hereby covenant and agree that such agreement constitutes a subordination agreement for purposes of Section 510(a) of the Bankruptcy Code.

        SECTION 11.19     Trustee Direction. The Noteholders direct the Trustee to execute and deliver the Intercreditor Agreement and perform its obligations thereunder in accordance with the terms thereof.

        SECTION 11.20     Hedge Agreements. The Trustee shall not agree to any amendment, transfer or other modification of any Hedge Agreement pledged under this Indenture unless the Rating Agency Condition is satisfied.

[Signature page follows.]

        IN WITNESS WHEREOF, the Issuer, the Trustee and the Noteholders have caused this Indenture to be duly executed by their respective officers, hereunto duly authorized, all as of the day and year first above written.

GEHL FUNDING LLC, as Issuer
By: /s/ Thomas M. Rettler
Name: Thomas M. Rettler
Title: Vice President and CFO
JPMORGAN CHASE BANK, NATIONAL ASSOCIATION, as
Trustee
By: /s/ Daniel C. Brown, Jr.
Name: Daniel C. Brown, Jr.
Title: Vice President
UBS REAL ESTATE SECURITIES INC., as a Noteholder
By: /s/ Shahid Quraishi
Name: Shahid Quraishi
Title: Managing Director
By: /s/ Tamer El-Rayess
Name: Tamer El-Rayess
Title: Director

[Signature Page to Indenture]

EXHIBIT A-1

VARIABLE FUNDING NOTE

REGISTERED	up to $150,000,000

No. R-___

SEE REVERSE FOR CERTAIN CONDITIONS

        THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY STATE SECURITIES LAWS OR “BLUE SKY” LAWS. THE HOLDER HEREOF, BY PURCHASING THIS NOTE, AGREES FOR THE BENEFIT OF THE ISSUER THAT IT IS A QUALIFIED INSTITUTIONAL BUYER (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) OR AN INSTITUTIONAL INVESTOR THAT IS AN “ACCREDITED INVESTOR” AS DEFINED IN RULE 501(A)(1), (2), (3) OR (7) OF REGULATION D PROMULGATED UNDER THE SECURITIES ACT AND THAT SUCH NOTE IS BEING ACQUIRED FOR ITS OWN ACCOUNT FOR INVESTMENT AND NOT WITH A VIEW TO DISTRIBUTION AND MAY BE RESOLD, PLEDGED OR TRANSFERRED ONLY TO (1) THE ISSUER (UPON REDEMPTION THEREOF OR OTHERWISE) OR AN AFFILIATE OF THE ISSUER, (2) TO A PERSON THE TRANSFEROR REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A OR (3)(A) TO A U.S. PERSON THAT IS AN INSTITUTIONAL INVESTOR THAT IS AN “ACCREDITED INVESTOR” AS DEFINED IN RULE 501(A)(1), (2), (3) OR (7) OF REGULATION D PROMULGATED UNDER THE SECURITIES ACT, OR (B) IN A TRANSACTION OTHERWISE EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY OTHER JURISDICTION, IN EACH SUCH CASE, IN COMPLIANCE WITH THE INDENTURE AND ALL APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY OTHER JURISDICTION; PROVIDED, THAT IN CONNECTION WITH TRANSFERS PURSUANT TO CLAUSES 3(A) OR 3(B) ABOVE, THE TRUSTEE OR THE ISSUER MAY REQUIRE AN OPINION OF COUNSEL TO THE EFFECT THAT SUCH TRANSFER MAY BE EFFECTED WITHOUT REGISTRATION UNDER THE SECURITIES ACT, WHICH OPINION OF COUNSEL, IF SO REQUIRED, SHALL BE ADDRESSED TO THE ISSUER AND THE TRUSTEE AND SHALL BE SECURED AT THE EXPENSE OF THE HOLDER.

        THE PRINCIPAL OF THIS NOTE IS PAYABLE IN INSTALLMENTS AND SUBJECT TO [INCREASES AND] DECREASES AS SET FORTH HEREIN AND IN THE INDENTURE. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

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GEHL FUNDING LLC

VARIABLE FUNDING NOTE

GEHL FUNDING LLC, a Delaware limited liability company (herein referred to as the “Issuer”), for value received, hereby promises to pay to UBS REAL ESTATE SECURITIES, INC. (the “Noteholder”), or its registered assigns, the principal sum of up to ONE HUNDRED FIFTY MILLION DOLLARS ($150,000,000.00) or, if less, the aggregate unpaid principal amount outstanding hereunder, which amount shall be payable in the amounts and at the times set forth in Section 2.8(b) of the Indenture. The Issuer will pay interest on Advances under this Note at the Note Interest Rate. Such interest on Advances shall be due and payable on each Payment Date until the principal of this Note is paid or made available for payment, to the extent funds will be available from the Collection Account processed from and including the preceding Payment Date to but excluding each such Payment Date in an amount equal to the Noteholder’s Interest Distributable Amount. The Issuer shall make interest payments on the Invested Amount of the Note to the Noteholder in accordance with the provisions of the Sale and Servicing Agreement; provided that the Issuer may, at its option, prepay the Invested Amount of the Note, in whole or in part, at any time and without premium or penalty pursuant to Section 10.1 of the Indenture. In addition, on each Payment Date, the Noteholder shall be entitled to receive the Noteholder’s Monthly Cap Distributable Amount in accordance with the provisions of the Sale and Servicing Agreement. If an Event of Default shall have occurred and be continuing, the Trustee or Holders of at least a majority of the Outstanding Amount of the Notes may declare the Notes to be immediately due and payable at par, together with accrued interest thereon. If an Event of Default pursuant to Section 5.1(a)(v) of the Indenture has occurred and is continuing, this Note shall become immediately due and payable.

Principal of and interest on this Note shall be paid in the manner specified on the reverse hereof.

The principal of and interest on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. This Note does not represent an interest in, or an obligation of, the Servicer or any affiliate of the Servicer other than the Issuer.

Reference is made to the further provisions of this Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Note. Although a summary of certain provisions of the Indenture are set forth below and on the reverse hereof and made a part hereof, this Note does not purport to summarize the Indenture and reference is made to the Indenture for information with respect to the interests, rights, benefits, obligations, proceeds and duties evidenced hereby and the rights, duties and obligations of the Servicer and the Trustee. A copy of the Indenture may be requested from the Trustee by writing to the Trustee at the Corporate Trust Office. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to them in the Indenture.

Unless the certificate of authentication hereon has been executed by the Trustee whose name appears below by manual signature, this Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.

[Signature page follows.]

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        IN WITNESS WHEREOF, the Issuer has caused this instrument to be signed, manually or in facsimile, by its Authorized Officer.

Date: ___________, 2005	GEHL FUNDING LLC
By:_____________________________________________
Name:___________________________________________
Title:____________________________________________

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

        This is the Note issued under the within-mentioned Indenture.

JPMORGAN CHASE BANK, NATIONAL ASSOCIATION, not in
its individual capacity, but solely as Trustee
By:______________________________________________
Authorized Signature

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REVERSE OF THE NOTE

This Note (herein called the “Note”) is a duly authorized Note of the Issuer, which is one in a series of Notes designated as the Issuer’s Variable Funding Notes, issued under the Indenture, dated as of February __, 2005 (such Indenture, as the same may be amended, supplemented or otherwise modified from time to time in accordance with the terms thereof, is herein called the “Indenture”), among the Issuer, UBS Real Estate Securities Inc., as initial noteholder, and JPMorgan Chase Bank, National Association, a national banking association, as trustee (the “Trustee”, which term includes any successor Trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights and obligations thereunder of the Issuer, the Trustee and the Note Purchaser. The Note is subject to all terms of the Indenture. All terms used in this Note that are defined in the Indenture, as amended, supplemented or otherwise modified from time to time in accordance with the terms thereof, shall have the meanings assigned to them in or pursuant to the Indenture, as so amended, supplemented or otherwise modified.

“Payment Date” means, with respect to each Accrual Period, the 15th day of the following calendar month, or if such day is not a Business Day, the immediately following Business Day, commencing on ___________, 2005.

As described above, the entire unpaid principal amount of this Note shall be due and payable on the Final Scheduled Payment Date. Notwithstanding the foregoing, if an Event of Default or a Funding Termination Event specified in clauses (i) through (iii) of the definition thereof shall have occurred and be continuing then, in certain circumstances, principal on the Note may be paid earlier, as described in the Indenture. In addition, principal on the Note may be paid earlier under the circumstances set forth in the Sale and Servicing Agreement.

Payments of interest on this Note due and payable on each Payment Date, together with the installment of principal then due, if any, and any payments of principal made on any Business Day in respect of any prepayments, to the extent not in full payment of this Note, shall be made by wire transfer to the Holder of record of this Note (or any predecessor Note) on the Note Register as of the close of business on each Record Date. Any reduction in the principal amount of this Note (or any predecessor Note) effected by any payments made on any date shall be binding upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not noted thereon. Final payment of principal (together with any accrued and unpaid interest) on this Note will be paid to the Noteholder only upon presentation and surrender of this Note at the Corporate Trust Office for cancellation by the Trustee.

The Issuer shall pay interest on overdue installments of interest at the Note Interest Rate to the extent lawful.

As provided in the Indenture and subject to certain limitations set forth therein, the transfer of this Note may be registered on the Note Register upon surrender of this Note for registration of transfer at the office or agency designated by the Issuer pursuant to the Indenture, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Issuer and the Registrar duly executed by the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Notes of authorized denominations and in the same aggregate principal amount will be issued to the designated transferee or transferees. No service charge will be charged for any registration of transfer or exchange of this Note, but the transferor may be required to pay a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any such registration of transfer or exchange.

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The Noteholder, by acceptance of this Note, covenants and agrees that no recourse may be taken, directly or indirectly, with respect to the obligations of the Trustee or the Issuer on this Note or under the Indenture or any certificate or other writing delivered in connection therewith, against (i) the Issuer or the Trustee in its individual capacity, (ii) any owner of a beneficial interest in the Issuer or (iii) any partner, owner, beneficiary, agent, officer, director or employee of the Issuer or the Trustee in its individual capacity, any holder of a beneficial interest in the Issuer or the Trustee or of any successor or assign of the Issuer or the Trustee in its individual capacity, except (a) as any such Person may have expressly agreed (it being understood that the Trustee has no such obligations in its individual capacity) and (b) any such partner, owner or beneficiary shall be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity; provided, however, that nothing contained herein shall be taken to prevent recourse to, and enforcement against, the assets of the Issuer for any and all liabilities, obligations and undertakings contained in the Indenture or in this Note, subject to Section 6.7 of the Indenture.

The Noteholder, by acceptance of this Note, covenants and agrees that by accepting the benefits of the Indenture that such Noteholder will not institute against the Issuer, or join in any institution against the Issuer of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings under any United States Federal or state bankruptcy or similar law in connection with any obligations relating to the Note, the Indenture or the Basic Documents.

Prior to the due presentment for registration of transfer of this Note, the Issuer, the Trustee and any agent of the Issuer or the Trustee may treat the Person in whose name the Note (as of the day of determination or as of such other date as may be specified in the Indenture) is registered as the owner hereof for all purposes, whether or not the Note be overdue, and neither the Issuer, the Trustee nor any such agent shall be affected by notice to the contrary.

It is the intent of the Issuer and the Noteholders that, for Federal, state and local income and franchise tax purposes, this Note will evidence indebtedness of the Issuer secured by the Collateral. The Noteholder, by the acceptance of this Note, agrees to treat this Note for Federal, state and local income and franchise tax purposes as indebtedness of the Issuer.

The Indenture permits in certain circumstances, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the Holders of the Notes under the Indenture at any time by the Issuer with the consent of the Holders of the Notes and upon satisfaction of the Rating Agency Condition. The Indenture also contains provisions permitting the Holders of the Notes to waive compliance by the Issuer with certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holders of the Notes (or any predecessor Note) shall be conclusive and binding upon all such Holders and upon all future Holders of the Notes and of the Notes issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon the Note.

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The term “Issuer” as used in this Note includes any successor to the Issuer under the Indenture.

The Note is issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations set forth therein.

The Note and the Indenture shall be construed in accordance with the law of the State of New York, without reference to its conflict of law provisions, and the obligations, rights and remedies of the parties hereunder and thereunder shall be determined in accordance with such law.

No reference herein to the Indenture and no provision of the Note or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and interest on the Note at the times, place, and rate, and in the coin or currency herein prescribed, subject to any duty of the Issuer to deduct or withhold any amounts as required by law, including any applicable U.S. withholding taxes.

A-1-6

ASSIGNMENT

Social Security or taxpayer I.D. or other identifying number of assignee

___________________________________

        FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto ___________________________________________________________________
                 (name and address of assignee)

the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints __________________________, attorney, to transfer said Note on the books kept for registration thereof, with full power of substitution in the premises.

Dated: __________________	___________________________________*
Signature
Guaranteed:
___________________________________	___________________________________

*/ NOTE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note in every particular, without alteration, enlargement or any change whatsoever.

A-1-7

EXHIBIT A-2

FORM OF TRANSFEROR’S CERTIFICATE

[Date]

Gehl Funding LLC
________________________________________
________________________________________
Attention: _____________________

[_____________________]
[_____________________]
[_____________________]
Attention:     [               ]

Re:	Gehl Funding LLC Variable Funding Note No. R-___

Ladies and Gentlemen:

        In connection with the disposition by the transferor listed below (the “Transferor”) of the above referenced Note issued pursuant to the Indenture dated as of February __, 2005 (the “Indenture”) among Gehl Funding LLC, as Issuer (the “Issuer”), UBS Real Estate Securities Inc., as initial noteholder, and JPMorgan Chase Bank, National Association, as trustee (the “Trustee”), relating to the Gehl Funding LLC Variable Funding Notes of up to $150,000,000 aggregate outstanding principal amount, the Transferor certifies that:

        a)        The Transferor is the lawful owner of the Note with full power and right to Transfer such Note free and clear from any and all claims and encumbrances;

        b)        the Transferor understands that the Note has not been registered under the Securities Act of 1933, as amended (the “1933 Act”), and is being disposed of by the Transferor in a transaction that is exempt from the registration requirements of the 1933 Act; and

        c)        Neither the Transferor nor anyone acting on its behalf has (a) offered, transferred, pledged, sold or otherwise disposed of the Note, any interest in the Note or any other similar security to any person in any manner, (b) solicited any offer to buy or accept a transfer, pledge or any disposition of the Note, any interest in the Note or any other similar security from any person in any manner, (c) otherwise approached or negotiated with respect the Note, any interest in the Note, or any other similar security with any person in any manner, (d) made any general solicitation by mean of general advertising or in any other manner, or (e) taken any other action, which (in the case of the acts described in clauses (a) through (e) hereof) would constitute a distribution of the Note under the 1933 Act, or would render the disposition of the Note a violation of Section 5 of the Act or any state securities laws, or would require registration or qualification of the Note pursuant to the 1933 Act or any state securities laws.

A-2-1

~	Very truly yours,
__________________________________________________
Name of Transferor
By:_______________________________________________
Name:_____________________________________________
Title:______________________________________________

A-2-2

EXHIBIT A-3

FORM OF TRANSFEREE’S CERTIFICATE

[Date]

Gehl Funding LLC
________________________________________
________________________________________
Attention: _____________________

[_____________________]
[_____________________]
[_____________________]
Attention:     [               ]

Re:	Gehl Funding LLC Variable Funding Note No. R-___

Ladies and Gentlemen:

        In connection with the acquisition by the transferee listed below (the “Transferee”) of the above referenced Note issued pursuant to the Indenture dated as of February __, 2005 (the “Indenture”) among Gehl Funding LLC, as Issuer (the “Issuer”), UBS Real Estate Securities Inc., as initial noteholder, and JPMorgan Chase Bank, National Association, as trustee (the “Trustee”), relating to the Gehl Funding LLC Variable Funding Notes of up to $150,000,000 aggregate outstanding principal amount, the Transferee certifies that:

        a)        it understands that the Notes are not being registered under the Securities Act of 1933, as amended (the “Securities Act”), or any state securities laws and are being transferred to us in a transaction that is exempt from the registration requirements of the Securities Act and any such laws;

        b)        it is an institutional “accredited investor” as defined in Rule 501(a)(1), (2), (3) or (7) of Regulation D promulgated under the Securities Act, and has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of investments in the Notes;

        c)        it has had the opportunity to ask questions of and receive answers from the Issuer and the Servicer concerning the purchase of the Notes and all matters relating thereto or any additional information deemed necessary to its decision to purchase the Notes;

        d)        its is acquiring the Notes for investment for our own account and not with a view to any distribution of such Notes (but without prejudice to the Transferee’s right at all times to sell or otherwise dispose of the Notes in accordance with clause (f) below);

A-3-1

        e)        it has not offered or sold any Notes to, or solicited offers to buy any Notes from, any person, or otherwise approached or negotiated with any person with respect thereto, or taken any other action which would result in a violation of Section 5 of the Securities Act;

        f)        it will not sell, transfer or otherwise dispose of any Notes unless (1) such sale, transfer or other disposition is made pursuant to an effective registration statement under the Securities Act or is exempt from such registration requirements, and if requested, we will at our expense provide an opinion of counsel satisfactory to the addressees of this certificate that such sale, transfer or other disposition may be made pursuant to an exemption from the Securities Act, (2) the purchaser or transferee of such Note has executed and delivered to you a certificate to substantially the same effect as this certificate if required by the Indenture, and (3) the purchaser or transferee has otherwise complied with any conditions for transfer set forth in the Indenture; and

        g)        either (A) it is not a Benefit Plan (as defined in the Indenture) and is not acting on behalf of or investing plan assets of a Benefit Plan or (B) its purchase and holding of the Note is entitled to exemptive relief from the prohibited transaction rules of Section 406 of ERISA and Section 4975 of the Code pursuant to a U.S. Department of Labor prohibited transaction class exemption.

~	Very truly yours,
__________________________________________________
Name of Transferee
By:_______________________________________________
Name:_____________________________________________
Title:______________________________________________

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